EXHIBIT 10.15

EXECUTION COPY

LEASE AGREEMENT

Dated as of August 21, 2001

between

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,

not in its individual capacity (except as

expressly stated herein) but solely as Owner Trustee

Lessor

and

ABX AIR, INC.

Lessee

Three Boeing Model 767-200 Aircraft

U.S. Registration Numbers N784AX, N785AX and N786AX

All right, title and interest of Wells Fargo Bank Northwest, National Association, as Owner Trustee under the Trust Agreement dated as of August 21, 2001, in and to this Lease and the Aircraft covered hereby has been assigned to, and is subject to the security interest created in such right, title and interest in favor of Mitsui & Co., Ltd. under the Finance Lease and the Assignment Agreement referred to in such Trust Agreement. This Lease may be executed in several counterparts. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in this Lease may be created through the transfer of possession of any counterpart other than the original counterpart, which shall be identified (for such purposes only) as the counterpart containing the receipt therefor executed by Mitsui & Co., Ltd. on the signature page thereof.

TABLE OF CONTENTS

i

LEASE AGREEMENT dated as of August 21, 2001, between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity (except as expressly stated herein) but solely as Owner Trustee under the Trust Agreement, as the Lessor, and ABX AIR, INC., a Delaware corporation, as the Lessee.

Section 1. Interpretation. For the purposes hereof, capitalized terms used herein shall have the respective meanings assigned thereto in Appendix A and the other interpretative provisions of Appendix A shall be applicable hereto.

Section 2. Acceptance. Acceptance under Lease. The Lessor hereby agrees (subject to satisfaction of the conditions set forth in Sections 2 and 5 of the Participation Agreement) to accept delivery of, and simultaneously to lease to the Lessee hereunder, and the Lessee hereby agrees to lease from the Lessor hereunder, each of the Aircraft. By execution and delivery of a Lease Supplement in respect of an Aircraft, the Lessee confirms to the Lessor that such Aircraft has been duly marked in accordance with the terms of Section 7(d) hereof and that the Lessee has accepted such Aircraft on its own behalf for all purposes hereof and on behalf of the Lessor for all purposes of the Operative Agreements. From and after the Delivery Date and throughout the Term until an Aircraft is redelivered to Lessor in accordance herewith, Lessee shall bear all risk of loss, damage, theft or destruction of, or any other Event of Loss with respect to, such Aircraft or to such Airframe, any Engine or any Part.

Section 3. Term; Rent. (a) Term. (i) Subject to acceptance of the Aircraft as aforesaid, the Lessee hereby leases each of the Aircraft for the Term.

(ii) The Lessee shall have the option to renew this Lease with respect to all of the Aircraft upon the same terms and conditions set forth herein for a single Renewal Term, commencing upon the expiration of the Basic Term, provided that no Lease Default shall be continuing and no Lease Event of Default shall have occurred either at the time that the Renewal Notice (as defined below) is received by the Lessor or on the date that such Renewal Term would otherwise commence. The Lessee may exercise its renewal option hereunder only by delivering written notice of its election to exercise such option (a “Renewal Notice”) not less than three hundred and sixty-five (365) days before the end of the Basic Term. If the Lessee fails timely to provide notice of its election to exercise its right to the Renewal Term, then the Lessee shall conclusively be deemed to have waived such right to renew and this Lease shall terminate on August 20, 2011.

(b) Basic Rent. The Lessee shall pay Basic Rent for each Aircraft for the Term in installments on each Rent Payment Date occurring during the Term as indicated on Exhibit D hereto.

(c) Payments on Business Days. In any case where the scheduled due date for the payment of Rent shall not be a Business Day, such amount shall be payable on the next succeeding Business Day with the same force and effect as if paid on the scheduled date of payment; provided that in the case of Basic Rent (or Stipulated Loss Value that is payable on a Rent Payment Date), if such succeeding Business Day would fall in the succeeding calendar month, such payment shall be made on the next preceding Business Day.

(d) Reserved.

(e) Supplemental Rent. (i) The Lessee shall pay to the Lessor, or to whomsoever shall be entitled thereto as expressly provided herein or in any other Operative Agreement, any and all Supplemental Rent promptly as the same shall become due and payable. The Lessee further agrees to pay to the Lessor, as Supplemental Rent, an amount equal to any LIBOR Break Funding Amount payable under the Finance Lease as and whenever due thereunder (except as a result of an Event of Default which is not a Lease Event of Default).

(ii) If any Rent shall not be paid by the Lessee when due, the Lessee shall pay to the Lessor, or whomsoever shall be entitled thereto, on demand, as Supplemental Rent, interest (to the extent permitted by Applicable Laws) on such overdue amount, from the due date thereof (without regard to any applicable grace period) to the date of payment thereof, at the Overdue Rate.

(f) Manner of Payment. All Rent, including Basic Rent and Supplemental Rent, and all Stipulated Loss Value payments, and all other amounts payable by the Lessee hereunder (other than Excepted Payments) shall be paid in Dollars to the Lessor by payment to the Finance Lessor at Wells Fargo Bank, ABA: 121000248, for credit to Account No.: 051-09221-15, Attention: Corporate Trust Services, Reference: 37668/N784AX N785AX N786AX or to such other account or at such other bank as the Finance Lessor may from time to time specify by notice to the Lessee, for distribution as provided under the Finance Lease or, if the Finance Lessor shall have advised the Lessee that the Aircraft are no longer subject to the Lien of the Finance Lease and that this Lease is no longer subject to the Assignment Agreement, shall be paid (and all Excepted Payments due to the Lessor shall in all circumstances be paid) to the Lessor at Wells Fargo Bank, ABA: 121000248, for credit to Account No.: 051-09221-15, Attention: Corporate Trust Services, Reference: 37668/N784AX N785AX N786AX (or such other office or account of the Lessor as it shall designate in writing to the Lessee from time to time) and all Excepted Payments due to any Person other than the Lessor shall be paid to such Person at its address specified in the Participation Agreement or such other address as may be specified pursuant to the Participation Agreement, in each such case in immediately available funds not later than 1:00 p.m., New York City time, on the date due.

Section 4. Disclaimer of Warranties: Certain Agreements of the Lessee. (a) Disclaimer of Warranties. THE LESSEE ACKNOWLEDGES THAT IT HAS HAD OPERATIONAL RESPONSIBILITY OF EACH OF THE AIRCRAFT PRIOR TO THE TERM WITHOUT INTERFERENCE BY THE LESSOR OR THE FINANCE LESSOR AND POSSESSION AND CONTROL OF THE AIRCRAFT DOCUMENTATION AND HAS CONDUCTED SUCH INSPECTIONS OF THE PHYSICAL CONDITION OF THE AIRCRAFT AS IT DEEMED APPROPRIATE AND HAS SATISFIED ITSELF CONCERNING THOSE MATTERS AND WITH THE AIRCRAFT DOCUMENTATION. AS SUCH, THE LESSEE AGREES THAT AS BETWEEN THE LESSOR AND THE LESSEE, THE LESSOR LEASES AND THE LESSEE ACCEPTS EACH OF THE AIRCRAFT AND EACH PART THEREOF “AS-IS” AND “WHERE-IS” AND NONE OF THE LESSOR, IN ITS INDIVIDUAL CAPACITY OR AS OWNER TRUSTEE, THE FINANCE LESSOR OR ANY OWNER PARTICIPANT SHALL BE DEEMED TO HAVE MADE ANY

REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION, DURABILITY, PURPOSE, COMPLIANCE WITH SPECIFICATIONS, CONSTRUCTION, DESCRIPTION, PERFORMANCE, MERCHANTABILITY OR FITNESS OR ELIGIBILITY OR SUITABILITY FOR USE OR PURPOSE OF ANY AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO ANY OBLIGATION BASED ON STRICT LIABILITY IN TORT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF ANY AIRCRAFT OR ANY PART THEREOF OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO SUCH AIRCRAFT OR ANY PART THEREOF, AND ANY RISKS WITH RESPECT THERETO SHALL BE ASSUMED BY LESSEE, except that the Trust Company, in its individual capacity, makes the representations, warranties and covenants set forth in the Participation Agreement.

(b) Claims Against Manufacturer and Suppliers. The Lessor hereby has authorizes the Lessee under certain circumstances to exercise certain rights of the Lessor under Section 3(b)(iii) of the Participation Agreement and to cooperate with the Lessee with respect thereto. The Lessor agrees that, as and when any right of action shall arise against any Supplier of any Part of the Aircraft in relation to the terms of purchase, airworthiness, value, durability, merchantability, fitness for use, suitability, capacity, age, quality, description, state, condition, design, construction, use, operation or performance of, or any patent infringement or alleged patent infringement in relation to, any Aircraft or any Part thereof, the Lessee shall be entitled, unless and until a Specified Default or a Lease Event of Default shall have occurred and be continuing, at its own expense to exercise all rights of the Lessor against such Supplier. If as a result of any such action any moneys shall be received from any Supplier as aforesaid, the same shall be promptly paid to, and retained by, the Lessee unless a Lease Event of Default shall have occurred and be continuing, in which case such moneys shall be paid to the Lessor as security for and applied to the obligations of the Lessee under the Operative Agreements in such order as the Lessor shall elect, with the balance, if any, to be invested as provided in Section 1.07 of Appendix AF of the Finance Lease and, at such time as no Lease Event of Default shall be continuing, to the extent not so applied, paid to the Lessee.

(c) Certain Agreements. All obligations of the Lessee in this Lease shall be done, performed or complied with at the Lessee’s cost and expense, unless otherwise expressly stated. The Lessee agrees with the Lessor for the benefit of the Lessor and each Participant that it shall perform the agreements, covenants and indemnities set forth in the Participation Agreement as originally executed or as amended from time to time, to the extent the same shall inure to the benefit of the Lessor and such Participant, which agreements, covenants and indemnities are hereby incorporated herein by reference as fully and to the same extent and with the same force and effect as if set forth in full in this paragraph (c), although any termination of this Lease shall not terminate any such agreements, covenants and indemnities.

(d) Quiet Enjoyment. The Lessor covenants that during the Term for any Aircraft, as long as no Lease Event of Default has occurred and is continuing, the Lessee’s possession, use and quiet enjoyment of such Aircraft leased hereunder shall not be interrupted by the Lessor or any Person claiming by, through or under the Lessor.

Section 5. Return of Aircraft. (a) Return. Except as otherwise provided herein or in Section 15 of the Participation Agreement, at the expiration of the Term for any Aircraft or upon the earlier termination of this Lease, Lessee, at its own expense, shall return such Aircraft to Lessor by delivering the same to Lessor at a location in the continental United States as designated by Lessor and cleared through all appropriate customs if so required, it being understood that Lessee shall be responsible for the payment of all customs and export duties, air navigation fees and for obtaining all necessary flight and navigation permits. Each Aircraft, at the time of return to Lessor, shall be in an FAA approved cargo configuration fully equipped with two Engines or other same model engines owned by Lessee properly installed thereon and other equipment, parts and accessories (including all modifications and improvements made during the Term unless removed in accordance with Section 8(c)), and loose equipment as delivered with such Aircraft and as would remain installed in such Aircraft, and fully certified for operation by the FAA. Each of the Aircraft shall be in good and airworthy condition with all software, systems and components functioning in accordance with their intended use within the Manufacturer’s prescribed limits and with no placards restricting operational use of such Aircraft and with all remaining warranties and guarantees, to the extent transferable, made available to the Lessor. Each of the Aircraft and records shall be in sufficient condition to allow the Lessor to operate such Aircraft immediately following its return for a minimum of 12 months before a scheduled “C” check.

(b) Engines. In the event any engine not owned by Lessor shall be returned with an Airframe in lieu of an Engine: (i) if the reason therefor is other than that an Event of Loss has occurred to such Engine, such engine shall be satisfactory to Lessor, in its reasonable discretion, free and clear of Liens, suitable for use on such Airframe and shall have a value and utility at least equal to, be in as good operating condition, and meet the return conditions provided herein (including the incorporation of all airworthiness directives and alert service bulletins which Lessee is required to effect under this Lease, and equivalent modification status, service bulletins status, and overall condition, and no greater number of accumulated flight hours, cycles, and time since last complete engine refurbishment, as the Engine that should have been returned, assuming such Engine which should have been returned was in the condition and repair as required by the terms hereof immediately prior to such required return); and (ii) if the reason therefor is that an Event of Loss has occurred to such Engine, such engine shall be free and clear of Liens, suitable for use on such Airframe and shall have a value and utility at least equal to, be in as good operating condition, and meet the return conditions provided herein (including the incorporation of all airworthiness directives and alert service bulletins which Lessee is required to effect under this Lease, and equivalent modification status, service bulletins status, and overall condition, and no greater number of accumulated flight hours, cycles, and time since last complete engine refurbishment, as the Engine that should have been returned, assuming such Engine which should have been returned was in the condition and repair as required by terms hereof immediately prior to such required return); and, in either case, Lessee shall, at its own expense and concurrently with such delivery, furnish Lessor with a bill of sale, in form and substance reasonably satisfactory to Lessor, for each such engine and with evidence of Lessee’s title to such engine (including, if requested, an opinion of Lessee’s counsel) and take such other action as Lessor may reasonably request in order that title to such engine shall be duly and properly vested in Lessor. Upon full compliance with this Section 5 and passage of title to such engine to Lessor, such engine shall be an Engine for all purposes of this Lease and Lessor shall transfer, or cause to be transferred, to Lessee all Lessor’s right, title and interest in an Engine constituting part of the Aircraft so returned but not installed on such Aircraft at the time of such return, without any representation, warranty or recourse of any kind whatsoever, express or implied, except a warranty that such Engine is free and clear of Liens which result from the Lessor’s own acts or omissions or from claims against the Lessor not to be paid or indemnified against by the Lessee hereunder or not related to the transaction contemplated by this Lease.

(c) Return of Manuals and Data. Upon the return of any Aircraft, Lessee shall deliver to Lessor all updated and current logs, manuals, certificates and data, records of inspection, airworthiness directives status and method of compliance, modifications, overhaul and repair records, and supplemental type certificates amended to the latest amendment revision available in the English language and in a format acceptable to the FAA, and all other Aircraft Documentation pertaining to the Airframe, Engines or engines, components, assemblies and appliances, which are required to be maintained with respect thereto under applicable rules and regulations of the FAA and as described herein current through the expiration of the Lease or earlier return of such Aircraft. These shall include but not be limited to the Aircraft Documentation described in Exhibit C. Lessee shall deliver to Lessor the current and, to the extent necessary to understand the maintenance records, the complete maintenance program for the Airframe, Engines, Parts, etc., including all items necessary to bridge Lessee’s maintenance program to another airline’s maintenance program. Said maintenance program shall be kept confidential to the full extent practicable by Lessor and shall be used solely for reference in bridging the Aircraft to the next operator upon termination or expiration of the Lease.

(d) Delayed Return of Aircraft. If the return of any Aircraft to Lessor in compliance with the terms of this Lease shall be delayed beyond the scheduled end of the Term for such Aircraft for any reason, this Lease shall not terminate with respect to such Aircraft but shall continue in full force and effect until such return, provided that Lessee shall pay on demand, as rent for each day such delay and this Lease shall continue, an amount equal to the applicable daily rent for such Aircraft set forth on Exhibit E, and in the meantime Lessee shall not operate such Aircraft (other than for maintenance, repair or return purposes). To the extent that the return of an Aircraft is delayed as a result of the Aircraft not being in the condition specified under this Section 5, so long as the Lessee (i) is diligently and in good faith undertaking to cause such Aircraft to be in such specified condition, (ii) is paying the daily rent for such Aircraft payable hereunder and otherwise complying with the requirements of this Section 5(d) and (iii) returns the Aircraft to the Lessor in such specified condition and otherwise in compliance with the terms of this Lease within 30 days of the scheduled end of the Term for such Aircraft, no Lease Event of Default under Section 14(e) shall be deemed to have occurred as a result of such delay. Notwithstanding the preceding sentences, the Lessee does not have the right to retain any Aircraft after the end of the Term for such Aircraft.

(e) Special Markings. Lessee shall, at Lessee’s cost, remove from the interior and the exterior of each Aircraft all insignias and other distinctive (not including the basic color scheme of such Aircraft) markings of Lessee or any sublessee and repaint and/or repair in a professional and workmanlike manner to match the surrounding area.

(f) Modification Kits. Lessor may request and Lessee shall provide any modification kits or other such items that are on order for any Aircraft and Lessor shall reimburse Lessee for the cost of such kits if such modification kits or other such items are not part of the return condition required pursuant to this Section 5. Lessee shall be responsible for ordering all no charge kits, and if not incorporated, shall return them to Lessor with the Aircraft at no charge to Lessor.

(g) Maintenance Condition Generally. Upon return of any Aircraft to Lessor hereunder, and at Lessee’s expense:

(i) Certification. The Aircraft shall have a valid and effective Certificate of Airworthiness issued by the FAA, and shall be returned in compliance with Lessee’s approved maintenance programs for Airframe, engines, components, and assemblies, and shall be in full compliance with the provisions of Part 121 of US Federal Aviation Regulations and US regulations applicable to the Aircraft’s operations for noise, emissions, environment, and be eligible for continued registration and operation in the United States under the provisions of such Part 121, with no restrictions or waivers. The Aircraft and records will also be in condition to meet the export requirements of the FAA.

(ii) Overhaul and Repair. All Parts (including the Engines, and landing gear) according to Lessee’s FAA approved maintenance program, shall be documented with work orders, etc., to have been repaired or overhauled using approved data by certified repair stations approved by the FAA. All overhaul and repair procedures shall have met all FAA requirements under the Lessee’s FAA approved maintenance program.

(iii) Repairs. All repairs as defined in the structural repair manual that were performed since the aircraft delivery and that then exist on the Aircraft shall be permanent and conform to Manufacturer’s structure repair manual and the Engine Manufacturer’s maintenance manual and shall have FAA approval if required. All repairs not covered by the Manufacturer’s structural repair manual or Engine Manufacturer’s maintenance manual shall be made permanent with complete, approved data and documentation to verify and substantiate their certification and methods of compliance and shall have FAA approval. Lessee shall keep and maintain a complete summary listing of all approved repairs performed including an airframe map showing the location of each repair in accordance with FAA requirements. Notwithstanding the above, to the extent that the fair market value of the Aircraft has been reduced by the requirement to make repairs (regardless of whether or not such repairs are approved), then Lessee shall pay to Lessor the amount of such reduction.

(iv) Modifications. All modifications to the Aircraft shall be in accordance with FAA-approved data (or be removed (with appropriate repairs to the Aircraft to be made by Lessee), if requested by Lessor). All such modifications shall be provided with complete data and documentation to substantiate their certification, approval, and methods of compliance. Lessee shall keep and maintain a complete summary listing of all modifications performed.

(v) Airworthiness Directives and Mandatory Regulations. All FAA airworthiness directives, US Federal Aviation Regulations and manufacturer’s alert and mandatory service bulletins applicable to the Aircraft (including its systems and components) requiring compliance or terminating compliance on or prior to the expiration of the Term shall be fully accomplished in compliance with the issuing company or agency’s specific instructions without regard to any waiver or operator exemptions delaying compliance with such FAA airworthiness directives or US Federal Aviation Regulations or manufacturer’s alert service bulletins. In addition, all FAA airworthiness directives, US Federal Aviation Regulations and manufacturer’s alert service bulletins which require terminating compliance to be completed within 12 months (or 3,000 hours) following lease termination shall be accomplished without regard to any waiver or operator exemptions delaying compliance with such FAA air-worthiness directives or US Federal Aviation Regulations or manufacturer’s alert service bulletins. The Lessee shall provide a current and accurate status report and all hard copy records evidencing when accomplished, times in cycles, and method of accomplishment with the appropriate signatures or stamps.

(vi) Records. (1) All records as required under this Section 5 and all those necessary and required by the FAA under FAR Part 121 (or FAR’s as amended) and Exhibit C—Aircraft Documentation, shall be delivered with the Aircraft to the delivery point as contemplated herein. Lessee shall retain all required hard copy records in an organized fashion. In no event will Lessee destroy or dispose of any hard copy records which are pertinent to the Aircraft at time of return. These required records shall be for the Aircraft, Airframe, Engines, Parts, and at a minimum shall include the last completed maintenance checks, maintenance review board significant structural inspections sampling program (if applicable), aging aircraft and corrosion control status, repairs, scheduled inspections and functional tests, and overhauls performed to Lessee’s approved maintenance program. If Lessee determines that any hard copy records are no longer required by Lessee, Lessee will send such records to Lessor. Lessee will not allow any third party or maintenance supplier to hold records on behalf of the Lessee.

(2) All Parts identified with safe-life, hard time limits shall be provided with part number, serial number, their service histories, accumulated cycles and flight hours, safe-life, hard time limits and remaining service lives on a separate listing, and shall have hard copy documentation providing full traceability (e.g., log entries, work cards, shop history records) to verify their service histories. Computerized records may be provided if such computer records have been approved by the FAA and such approval maintains compliance with the export requirements of the FAA.

(3) All components and assemblies which are identified on the maintenance records by part numbers and/or serial numbers other than the Manufacturer’s shall be provided with two way cross-reference listing.

(4) All documentation, flight records, and maintenance records as specified by this contract and as specified by Federal Aviation Regulations Section 121, (or FAR’s as amended), and Exhibit C—Aircraft Documentation, and which normally accompany the transfer of an aircraft or engine shall be delivered to Lessor with the Aircraft. In the event of missing or incomplete records, Lessee shall accomplish the tasks necessary to produce such complete records in accordance with its FAA-approved maintenance programs prior to return of the Aircraft.

(5) All documentation and records shall be in English and shall be made available to Lessor for review, in a mutually agreed upon location, at least 30 Business Days before the date that the Aircraft is required to be returned to Lessor. All documentation and records shall be signed by the head of Lessee’s quality control/quality assurance department certifying that the data and information contained therein is true, correct and complete.

(6) Lessee shall provide documentation data, drawings, records and manuals described in clauses (a) through (d) above, regardless whether Lessee considers such information proprietary. Said information shall be kept confidential to the full extent practicable by Lessor and shall be used solely for reference for bridging the Aircraft to the next operator upon termination or expiration of the Lease.

(7) Lessee shall provide Lessor with a revised equipment list which identifies the changes and revisions to the systems and installations of the Aircraft since delivery to Lessee.

(vii) Return Status. At the expiration of the Term for such Aircraft, such Aircraft shall be in the same operating order, repair and condition as originally delivered to Lessee, ordinary wear and tear excepted, and shall have been maintained in a non-discriminatory manner with all other Boeing 767-200 aircraft in Lessee’s fleet and shall be in a sufficient condition to clear the Aircraft for 12 months of operation before a scheduled “C” check. Any exemptions granted by the FAA to the Aircraft or records with respect to the FAR’s shall be corrected to be in compliance with the full intent of the appropriate FAR’s.

(1) The Aircraft shall be returned in compliance with Lessee’s FAA approved maintenance program, and shall have had its next scheduled phase “C” check which zeros out any “A” check or “B” check tasks as applicable, inclusive of any “out of phase” items requiring action and due before the next “C” check performed within 30 days prior to return and shall have at least 25 percent of the Manufacturer’s recommended or Lessee’s FAA approved maintenance program (based on hours, cycles, or calendar time as applicable) remaining to the next scheduled “D” check, heavy maintenance visit or other designations as may be applicable under Lessee’s FAA approved maintenance program.

(2) At the expiration of the applicable Term each Engine shall have not more than 4,000 engine flight hours since the last refurbishment. The life limited parts within each Engine shall have no less than 2,500 cycles remaining until the replacement. Further, each Engine shall pass a complete video borescope inspection based on the Boeing maintenance manual limits without imposed reduced inspection interval (performed by a mutually acceptable independent qualified inspector). Each Engine shall successfully complete an on-wing power assurance run in accordance with the Boeing maintenance manual limits (ref. 71-00-00 as amended from time to time). Each Engine shall also have Engine Condition Monitoring (ECM) data for the last ninety (90) engine operational days (or since last restoration) that meets the General Electric engine condition monitoring program for the CF6-80A engines. Engine vibration levels must be within the Boeing maintenance manual limits. Oil consumption on each Engine must be within the Boeing maintenance manual limits and there shall be no external oil leaks. Magnetic chip detectors condition shall be within Boeing maintenance manual limits without imposing reduced inspection interval. No Engine shall have a condition which, per the Boeing maintenance manual, shall impose a reduced inspection interval. The inspections, runs and checks required by this Section 5(g)(vii)(2) shall be conducted during the Lessor’s inspection under Section 5(g)(x) below and performed in accordance with the Manufacturer’s maintenance program, except to the extent otherwise provided in this Section 5.

In the event an Engine fails to meet the foregoing delivery conditions, at the Lessee’s option, the Lessee may convey to the Lessor, as a replacement for such Engine, title to a Replacement Engine. Each such Replacement Engine shall be free of all Liens and, in respect of an installed Replacement Engine, shall meet the delivery conditions and build standard for installed engines set forth above and, in respect of an off-wing Replacement Engine, shall meet the Lessee’s build standard for installed engines set forth above and complete a reasonably acceptable performance test cell run immediately before delivery.

The auxiliary power unit (“APU”) shall be in serviceable condition with the lower life limited parts not having less than 2,500 cycles remaining to the next scheduled removal in accordance with the Manufacturer’s time limitation manual. The APU shall also have successfully completed an on-wing health check per the Manufacturer’s maintenance program and a complete video borescope inspection without reduced inspection intervals.

(3) All other components, equipment, landing gear, APU, tires, brakes, appliances, appurtenances and other devices or units which are time, cycle, calendar or wear limit controlled normally in service during the operation of the Aircraft shall have 25 percent of the hours/cycles/calendar time (whichever is most limiting) remaining until the next anticipated overhaul or inspection requiring removal based upon Lessee’s FAA approved maintenance program for such items. Items of the Aircraft, which, despite the use of progressive or “on condition” maintenance programs, are maintained under time, cycle or calendar related standards, shall be returned at the end of the Term for such Aircraft in a “quarter-time” or better condition.

(4) The return condition of (1), (2) and (3) above is to be documented by Lessor and Lessee by completing and executing on the date of return a redelivery receipt in a form acceptable to Lessor.

(5) Should any items in (1) or (2) above fall below the return condition requirements for hours/cycles/calendar requirements, Lessee shall cause such conditions to be met (either by replacing such part with a part that meets the requirements for return or by overhauling such part) or provided such items have at least 12 months, or if such item has a “quarter-life” less than 12 months then such quarter-life, remaining to that non-conforming item’s next schedule removal or inspection, pay Lessor 100 percent of the full cost to return such items to the required conditions as determined in paragraph (h) of this Section 5.

(6) Should any items in (3) above fall below the return condition therein required, Lessee shall cause such conditions to be met (either by replacing such part with a part that meets the requirements for return or by overhauling such part), pay the full cost to return such items to the required conditions as determined in paragraph (h) of this Section 5.

(viii) Deferred Maintenance. There shall be no deferred maintenance items, scheduled or unscheduled, or watch items, or carryovers or items requiring repetitive inspections against the Aircraft, including those identified in pre-delivery inspections or test flights that are outside of maintenance manual limits.

(ix) Corrosion, Aging Aircraft, SSI and SID. Lessee shall provide complete details of its corrosion control, aging aircraft, SSI and SID programs as well as a summary of specific corrosion correction, aging aircraft, SSI and SID inspections of the Aircraft in accordance with Lessee’s approved maintenance program. This summary shall include Lessee’s incorporation status relative to all recommended corrective and preventative actions. Lessee shall provide a cross reference for each task of the corrosion control, SSI, SID and aging aircraft programs to the Manufacturer’s documents if Lessee utilizes different identifiers. To Lessee’s knowledge, but subject to Lessor’s rights of inspection, there shall be no untreated or uncorrected corrosion remaining on the Aircraft, including within the fuel tanks.

(x) Pre-Return Inspections. At such time as the pre-return “C” check required pursuant to Section 5(g)(vii)(1) is performed prior to the redelivery of the Aircraft, Lessee shall make the Aircraft and personnel available to Lessor for a detailed inspection of the Aircraft and records in order to verify that the condition of the Aircraft and records comply with all requirements of the Lease. Lessee shall provide the Lessor and, so long as the Aircraft are subject to the Lien of the Finance Lease, the Finance Lessor 30 days’ prior notice of the scheduled date of any such pre-return “C” check. During the “C” check immediately prior to the redelivery of the Aircraft, Lessee shall make the Aircraft and personnel available to Lessor to participate in an inspection which shall include access to all compartments, bays, removal of any panels normally opened during such scheduled maintenance event, ground functional checks of all systems, inspections and operational test flight(s) of the Aircraft, conducted by Lessee using the Manufacturer’s used aircraft recommended test flight procedures. Lessor shall be permitted to have two representatives conduct the final inspection and to be direct observers of the test flight. The cost of the final inspection, including the operational test flight, shall be paid by Lessee. In the event the operational test flight reveals any items or conditions that would prevent the Aircraft from meeting its return conditions, Lessor shall not be deemed to have taken delivery of the Aircraft until such time as all identified items or conditions have been rectified. All discrepancies discovered during such inspection shall be permanently repaired by the Lessee and at the Lessee’s cost.

(xi) Correction of Discrepancies. Discrepancies which exist per the terms of this Section 5 and are noted during the pre-delivery inspections and acceptance flight shall be permanently repaired at Lessee’s expense. If Lessor determines that repairs, modifications or other work items are required to cause the Aircraft to comply with the return requirements provided herein, including, without limitation, any maintenance required so that the Engines or other engines to be returned will meet all engine parameters and trends specified by the Manufacturer, then Lessee shall cause such repairs and other work items to be commenced and completed without waiving any rights or remedies Lessor may have.

(xii) General Appearance. The Aircraft shall be clean, cosmetically acceptable and complete, shall function and perform in accordance with Lessee’s FAA-approved maintenance program, and shall be in suitable condition to be placed immediately into scheduled revenue airline operations. This shall include but not be limited to the following:

(1) Fuselage, Windows, and Doors. The fuselage shall be free of major dents and abrasions which are out of manual limits, scab patches which are temporary or out of manual limits, and loose or pulled rivets (normal wear and tear excepted); windows shall be free of contamination, blemishes, distortion, delaminations and crazing and shall be properly sealed (normal wear and tear expected); and doors shall be free moving, correctly rigged, and fitted with serviceable seals; and all placards, decals or marking shall be installed and legible.

(2) Wings and Empennage. All leading edges shall be free from damage out of manual limits; all control surfaces leading edges shall be smooth and free of erosion, to the same standard as on Lessee’s other aircraft; unpainted cowlings and fairing shall be smooth and free of erosion to the same standard as on Lessee’s other aircraft; all wings internal fuel tanks, and fuel plumbing shall be free of fuel leaks; all flight controls shall be properly balanced, and all external placards and markings shall be installed and legible. In addition, all items in this subparagraph (2) shall at all times be within maintenance manual limits.

(3) [reserved].

(4) Cockpit. All placards, decals and markings shall be clean, secure, and legible, all fairing panels shall be substantially free of stains and cracks, and shall be clean, secure, and repainted as necessary; all floor coverings shall be clean and effectively sealed and secured; all seat covers shall be in good condition and clean and shall conform to FAA fire resistance burn requirements and crash worthiness regulations and be properly marked; and all seats shall be fully serviceable and in good condition.

(5) Cargo Compartments. All panels shall be in good condition; all nets shall be in good condition; all compartments shall meet current FAA fire regulations and SRM; all doors shall be rigged and function properly; and the compartments shall be clean.

(6) Landing Gear and Wheel Wells. The landing gear and all wheel wells shall be clean, free of leaks, and repaired as necessary; and all placards, decals and markings shall be clean, secure, and legible.

(7) Fuel. The Aircraft will be returned with same fuel quantity initially delivered on the Delivery Date.

(h) Equivalency Charges—Maintenance of Engines, Landing Gear and Components. If any Engine, landing gear, component, part, or assembly time/cycle/life requirement set forth in paragraph (vii) of Section 5(g) hereof is not met, then Lessee shall pay to Lessor on an After-Tax Basis with respect to the Airframe and each Engine, landing gear, component, part, or assembly for which such requirement is not met the Dollar amount equal to the product of (1) the fraction equal to (x) the time (or cycles or calendar time) accumulated on such item, minus (y) the time (or cycles or calendar time) allowable under such paragraph (vii) divided by (z) the total time (or cycles or calendar time) on such item and (2) the then-current rates charged by an FAA-approved repair contractor for such maintenance, repair, modification, overhaul or replacement.

EXAMPLE:
Part = computer
X (Total time used)	=	8,500 hours
Y (Allowable usage)	=	7,500 hours
Z (Part’s full limit)	=	10,000 hours
$Z (Part’s overhaul cost)	=	$5,000.00
P (Amount owed by Lessee)	=	$500.00
= [ ((X—Y)/ Z) * $Z ] = P
= [ ((8,500—7,500)/10,000) * $5,000.00] = $ 500.00

(i) Lessor Obligation. Lessee shall not be entitled to any adjustment or to be reimbursed or in any way compensated if any Airframe, any Engine or any Part is returned to Lessor in a better condition than as required under this Section 5.

(j) Rights Accruing to Lessor Upon Termination. Any and all noise credits, base level rights or any other types of rights which accrue with respect to any Aircraft shall be deemed to be transferred to and to have accrued to the benefit of Lessor upon the expiration of this Lease for any reason.

(k) Storage. Upon any expiration or termination of this Lease for an Aircraft, at the written request of the Lessor, received by the Lessee 10 days in advance of the date for redelivery to Lessor hereunder, the Lessee will arrange, or will cause to be arranged, secured ramp storage facilities and storage maintenance in accordance with the Manufacturer’s program or approved Lessee’s program for such Aircraft beyond the Term at an appropriate storage area for such Aircraft for a period not exceeding 90 days at Lessee’s risk and expense.

Notwithstanding other provisions of this Section 5, in the event of a Lease Event of Default all storage, maintenance, insurance costs and risk of loss for the items of equipment shall be for the account of Lessee.

(l) Maintenance at Lessor’s Request. Upon receipt of written notice from the Lessor not less than 30 days prior to any expiration or termination of this Lease as to an Aircraft, the Lessee agrees to perform maintenance to applicable Airframe and/or the Engines. Such maintenance shall be done in the same manner and with the same care as used by the Lessee with similar airframes and engines of its own and shall be completed as promptly as possible after any such termination of this Lease as to such Airframe or Engines, and the Lessor shall reimburse the Lessee in an amount equal to the Lessee’s standard contract rates, if any, therefore, or if such maintenance is performed by someone other than the Lessee, the actual amount paid therefore by the Lessee.

(m) Aid in Disposition. Lessee agrees that during the last 365 days of the Term for an Aircraft (and during the storage period set forth in herein) it will cooperate in all reasonable respects with the efforts of Lessor and the remarketing agent under the Management Agreement to lease or sell the Aircraft, including, without limitation, permitting potential lessees or purchasers to inspect the Aircraft and the records relating thereto (i) at any time during scheduled maintenance and during the pre-return “C” check required under Section 5(g)(vii)(1), and (ii) at any other reasonable times and upon reasonable notice, provided that in the case of any inspection pursuant to clause (ii) above, Lessee shall not be required for such purpose to interfere with the use of such Aircraft or incur out-of-pocket expenses for which it is not reimbursed.

Section 6. Liens. The Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to any Airframe or any Engine or any Part, title thereto or any interest therein or in this Lease, except Permitted Liens. The Lessee will promptly, at its own expense, take such action as may be necessary to discharge any Lien that is not a Permitted Lien if the same shall exist at any time.

Section 7. Registration, Maintenance and Operation; Possession; Insignia. (a) Registration and Maintenance. The Lessee, at its own cost and expense, shall:

(i) forthwith upon delivery cause each Aircraft to be duly registered and at all times thereafter to remain duly registered, in the name of the Lessor as the owner thereof under the Federal Aviation Act and shall not take any action or fail to take any actions which would cause such registration not to remain effective during the Term for such Aircraft;

(ii) service, repair, maintain, overhaul and test each Airframe and each Engine (and each engine which is not an Engine but is installed on an Airframe) or cause the same to be done in accordance with Lessee’s maintenance program approved by the FAA (and in compliance with all airworthiness directives thereof, except to the extent compliance would not be required on return of an Aircraft at the expiration of the Term for such Aircraft), and shall keep or cause to be kept each Airframe and each Engine (and each such other engine) (i) in as good operating condition and repair and appearance as then delivered to the Lessee by the Lessor hereunder, ordinary wear and tear excepted, (ii) in such operating condition as may be necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times under the applicable rules and regulations of the FAA and the FAA-approved maintenance program of the Lessee and (iii) in good operating condition in accordance with all mandatory service bulletins and airworthiness directives of the United States Government and in substantially the same manner as the Lessee services, repairs, maintains, overhauls and tests similar aircraft operated by the Lessee in similar circumstances and in accordance with the Lessee’s maintenance program approved by the FAA and without discriminating against the Aircraft with respect to its maintenance, repair, condition or overhaul status based upon the existence of this Lease or the Finance Lease; provided that if all Boeing 767-200 aircraft (powered by engines of the same type as those with which the Airframes shall be equipped at the time of grounding) have been grounded by the FAA, the Lessee shall not be required to maintain such certification of airworthiness; provided, further, that if the airworthiness certificate of any Aircraft shall be withdrawn, then, subject to Section 10, so long as the Lessee is taking or causing to be taken all necessary action to correct promptly the condition which caused such withdrawal, no Lease Event of Default shall arise from such withdrawal; provided, further, that nothing herein shall be deemed to prevent the Lessee from taking an Aircraft out of service for maintenance or modifications permitted hereunder or storage in accordance with applicable FAA requirements, as appropriate and sound practice for such storage;

(iii) maintain or cause to be maintained all records, logs and other materials required to be maintained in respect of the Aircraft by the FAA; and

(iv) promptly furnish or cause to be furnished to the Lessor such information as may be required to enable the Lessor to file any reports required to be filed by the Lessor with any Governmental Authority because of the Lessor’s ownership of the Aircraft.

(b) Operation.

The Lessee agrees not to (or permit any permitted sublessee to) (i) operate any Airframe or any Engine or permit any Airframe or any Engine to be operated during the Term except in commercial or other operations on the Lessee’s (or such sublessee’s) regularly scheduled or charter routes for which Lessee (or sublessee) is duly authorized by the FAA; (ii) use or suffer or permit any Airframe or any Engine to be used for a purpose for which it is not designed or reasonably suitable or use any Aircraft other than primarily in freight transportation or (iii) operate, use or locate any Airframe or any Engine, or suffer any Airframe or any Engine to be operated, used or located (A) in any area excluded from coverage by any insurance required by the terms of Section 11, except in the case of a requisition by the United States of America with an indemnity against substantially the same risks and for at least the amounts of the insurance required by Section 11 covering such area, or (B) in any recognized or, in the Lessee’s reasonable judgment, threatened area of hostilities unless, notwithstanding the provisions of Section 11(b), covered by war risk and allied perils insurance in an amount at least equal to 110% of the highest Stipulated Loss Value then or thereafter scheduled, or in either case unless such Airframe or such Engine is operated or used under contract with the government of the United States or any agency or instrumentality thereof (backed by the full faith and credit of the United States Government) under which contract such government assumes liability for substantially the same risks in at least the same amounts as would be covered by such insurance. The Lessee shall not permit any Airframe or any Engine to be used, operated, maintained, serviced, overhauled or repaired (x) in violation of any Applicable Law or in violation of any airworthiness certificate, license or registration relating to such Aircraft or such Engines issued by any competent Governmental Authority, except to the extent the validity thereof is being contested in good faith (except for mandatory grounding orders, the good faith contest of which does not permit the Lessee to operate such Aircraft during such contest) and by appropriate proceedings which do not involve a material danger of the sale, forfeiture or loss of such Airframe or such Engine or a material danger of the loss of the Finance Lessor’s Lien on such Airframe or such Engine, or (y) in any manner whatsoever which may knowingly render it liable to condemnation, destruction, seizure, or confiscation by any authority or which gives rise to any material risk of criminal liability on the Lessor, the Finance Lessor or any Owner Participant.

(c) Possession. The Lessee shall not, unless each of the Lessor and the Finance Lessor, each in its absolute discretion, shall have given its prior written consent thereto, in any manner deliver, transfer or relinquish possession of any Airframe or any Engine, pursuant to a sublease or otherwise, or install any Engine, or permit any Engine to be installed, on any airframe other than an Airframe; provided, however, that, so long as no Specified Default or Lease Event of Default shall have occurred and be continuing, the Lessee shall be in compliance with Section 11 and all FAA approvals required for such purposes have been obtained and are in full force and effect, the Lessee may without the prior written consent of the Lessor or the Finance Lessor:

(i) deliver possession of any Airframe or any Engine or any Part to the manufacturer thereof or to any qualified organization for testing, service, repair, maintenance, overhaul work or other similar purposes or for alterations or modifications or additions required or permitted by the terms of this Lease;

(ii) subject any Engine to normal interchange or pooling agreements or arrangements which are applicable to other similar property owned by or leased to the Lessee, are customary in the airline industry and are entered into by the Lessee in the ordinary course of its airline business with a Certificated Air Carrier which is not then subject to any bankruptcy, reorganization or similar proceeding and which recognizes and gives effect to the rights and interests of Lessor and the Finance Lessor in and with respect to such Engine; provided that (A) no such agreement or arrangement shall under any circumstances result in, contemplate or require the transfer of title to or change of registration of any Aircraft or any Airframe and (B) if the Lessor’s title to any Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and the Lessee shall comply with Section 10(b) in respect thereof;

(iii) install an Engine on another airframe owned by the Lessee free and clear of all Liens except (A) Permitted Liens referred to in clauses (d), (e), (f) and (g) of the definition thereof, (B) those which apply only to the engines (other than the Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe, and (C) the rights of other air carriers under interchange or pooling agreements or other arrangements customary in the airline industry which do not contemplate, permit or require the transfer of title to such airframe or engines installed thereon;

(iv) install an Engine on an airframe leased to the Lessee or purchased by the Lessee subject to a conditional sale or other security agreement if such Engine shall not thereby become subject to the lien of such lease, conditional sale or other security agreement, provided that (x) the Lessee shall have received from the lessor, conditional vendor or secured party in respect of such airframe an effective and enforceable written agreement whereby such Person agrees that such Person will not acquire (or the lease, conditional sale agreement or other security agreement expressly provides that such Person will not acquire) any right, title or interest in such Engine notwithstanding the installation thereof, and (y) such airframe shall be free and clear of all Liens except the rights of the lessor, conditional vendor or secured party in respect of such airframe and Liens of the type permitted by subparagraph (iii) above;

(v) install an Engine on an airframe owned by the Lessee, leased by the Lessee or purchased by the Lessee subject to a conditional sale or other security agreement under circumstances where neither clause (iii) nor clause (iv) above is applicable, provided that in the event of any such installation such Engine shall be deemed to have suffered an Event of Loss and the Lessee shall comply with Section 10(b);

(vi) transfer possession of any Airframe or any Engine to the United States of America or any instrumentality thereof pursuant to the Civil Reserve Air Fleet Program for any period that does not extent beyond the expiry of the Term so long as the Lessee shall promptly notify the Lessor upon subjecting any Airframe or any Engine to such program and upon transferring possession of any Airframe or any Engine pursuant to such program;

(vii) transfer possession of any Airframe or any Engine to the United States of America, or to a foreign government, when required by Applicable Law in the circumstances referred to in clause (f) of the definition of an Event of Loss (it being understood that nothing in this clause (vii) shall relieve the Lessee from its obligations under Section 10(a) or (b), as the case may be, if such transfer becomes an Event of Loss); and

(viii) so long as no Lease Default shall have occurred and be continuing, sublease any Airframe, any Engine, or any Airframe and Engines or engines then installed on such Airframe (A) to any Approved Air Carrier, so long as it is a Certificated Air Carrier, or (B) with the prior written consent of the Lessor, the Owner Participant and the Finance Lessor, to any other Person, provided that in either case, the Lessor, the Finance Lessor and the Owner Participant receives at the time of such sublease an opinion of counsel to Lessee (such counsel to be satisfactory to the Lessor, the Finance Lessor and the Owner Participant) in form and substance satisfactory to the Lessor, the Finance Lessor and the Owner Participant) that such sublease does not and will not adversely affect such Person’s ownership interest or security interest in such Airframe and/or such Engine and otherwise complies with the requirements set forth in this Section 7(c), including the matters provided below.

The following requirements shall be applicable to any sublease permitted under clause (viii) of the next preceding paragraph:

(i) prior to the commencement thereof notify the Lessor, the Owner Participant and the Finance Lessor of the identity of the lessee and the term of such lease and shall provide a copy of such lease agreement to the Lessor, the Finance Lessor or any Owner Participant, upon request therefrom;

(ii) such sublease shall not be for a term (including renewal options thereunder) that extends beyond the end of the Term for such Airframe and/or such Engine;

(iii) such sublease shall contain provisions that (A) such sublease is expressly subject and subordinate to all the terms of this Lease and the Finance Lease, including the rights of the Lessor and the Finance Lessor to avoid such sublease in the exercise of their rights to repossession hereunder and thereunder, (B) expressly prevent the sublessee from entering into any further sublease of any Airframe and/or any Engine the subject thereof, (C) require that such Airframe and/or such Engine be maintained and operated in accordance with the requirements of Section 7(a) and (b) hereof, (D) require the sublessee to comply with the terms of Section 11 hereof, (E) permit the Lessee, the Lessor and the Finance Lessor to require the sublessee to report to the Lessee, the Lessor and the Finance Lessor the location of the subleased Airframe and/or Engine from time to time, and (F) expressly prohibit any modification in the configuration of such Airframe and/or such Engine without the prior written consent of the Lessor, and, so long as this Lease is subject to the Lien of the Assignment Agreement, the Finance Lessor; and

(iv) all the Lessee’s right, title and interest in and to such sublease, including all rents and other payments of any kind made thereunder, and including the rights of the Lessee to make any election or to exercise any option or give any notice, consent, vote, or approval under or in respect thereof or to accept any surrender of the Aircraft or any part thereof as well as any right powers or remedies on the part of the Lessee thereunder arising out any default thereunder, shall be assigned to, (i) so long as this Lease is subject to the Lien of the Assignment Agreement, the Finance Lessor or (ii) otherwise, to the Lessor.

The Lessee shall pay all costs and expenses incurred in connection with any sublease or proposed sublease pursuant to this Section 7(c) (whether or not such proposed sublease is actually entered into or consented to by the Lessor, the Finance Lessor or the Owner Participant) including, without limitation, (i) the fees and disbursements of counsel for the Owner Participant, the Lessor and the Finance Lessor and (ii) all costs and expenses incurred in connection with any filings necessary in connection with such sublease to continue the security interest in the Airframe and/or Engine and Lease in favor of the Finance Lessor.

No pooling agreement, sublease or other relinquishment of possession of any Airframe or any Engine shall affect in any way the registration of any Aircraft, discharge or diminish any of the Lessee’s obligations to the Lessor hereunder or constitute a waiver of the Lessor’s rights or remedies hereunder; provided, however, that performance of any obligation of the Lessee hereunder by a permitted sublessee shall be deemed to be performance of such obligation by the Lessee hereunder, to the extent, but only to the extent, of such performance by such permitted sublessee.

The rights of any transferee who receives possession by reason of a transfer permitted by this Section 7(c) (other than by a transfer of an Engine which is deemed an Event of Loss and in respect of which Section 10(b) shall have been complied with) shall be subject and subordinate to all the terms of this Lease and of the Finance Lease, and the Lessee shall remain primarily liable hereunder for the performance of all the terms of this Lease, and all the terms and conditions of this Lease and the other Operative Agreements shall remain in effect. No transfer of possession otherwise in compliance with this Section 7(c) shall (x) result in any registration or re-registration of any Aircraft, any Airframe or any Engine or result in any change in the maintenance, operation or use thereof or (y) permit any action not permitted to the Lessee hereunder.

The Lessor agrees, for the benefit of the Lessee and for the benefit of any mortgagee or other holder of a security interest in any engine (other than an Engine) owned by the Lessee, any lessor of any engine (other than an Engine) leased to the Lessee and any conditional vendor of any engine (other than an Engine) purchased by the Lessee subject to a conditional sale agreement or any other security agreement, that no interest shall be created hereunder in any engine so owned, leased or purchased and that neither the Lessor nor its successors or assigns will acquire or claim, as against the Lessee or any such mortgagee, lessor or conditional vendor or other holder of a security interest or any successor or assignee of any thereof, any right, title or interest in such engine as the result of such engine’s being installed on any Airframe; provided, however, that such agreement of the Lessor shall not be for the benefit of any lessor or secured party of any airframe (other than an Airframe) leased to the Lessee or purchased by the Lessee subject to a conditional sale or other security agreement or for the benefit of any mortgagee of or any other holder of a security interest in an airframe owned by the Lessee, unless such lessor, conditional vendor, other secured party or mortgagee has expressly agreed (which agreement may be contained in such lease, conditional sale or other security agreement or mortgage) that neither it nor its successors or assigns will acquire, as against the Lessor, any right, title or interest in an Engine as a result of such Engine’s being installed on such airframe.

(d) Insignia. The Lessee agrees to affix and maintain in the cockpit of each Airframe adjacent to the airworthiness certificate therein and on each Engine a metal nameplate bearing the inscription: “Wells Fargo Bank Northwest, National Association, as Owner Trustee, Owner and Lessor” and, so long as the Aircraft shall be subject to the Lien of the Finance Lease, the following additional inscription: “subject to a security interest in favor of Mitsui & Co., Ltd. as Mortgagee” and to replace such nameplate to reflect any successor Lessor or successor to the Finance Lessor under the Finance Lease.

The Lessee will not allow the name of any Person other than the Lessor and the Finance Lessor, or their respective successors or assigns, to be placed on any Airframe or any Engine as a designation that might be interpreted as a claim of ownership or of any security interest therein, except that the Lessee or any permitted sublessee may operate the Airframes and Engines in its livery, including its name and logo.

Section 8. Replacement of Parts; Pooling of Parts; Alterations; Modifications and Additions. (a) Replacement of Parts. The Lessee, at its own cost and expense, will promptly replace all Parts that may from time to time be incorporated or installed in or attached to any Airframe or any Engine and that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in paragraph (c) below and except (without limiting the Lessee’s obligations under Section 10) as to Parts of an Airframe or an Engine which has suffered an Event of Loss. In addition, the Lessee may, at its own cost and expense, remove in the ordinary course of maintenance, service, repair, overhaul or testing, any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided, however, that the Lessee, except as otherwise provided in paragraph (c) below, will, at its own cost and expense, replace such Parts as promptly as practicable. All Replacement Parts shall be free and clear of all Liens (except for Permitted Liens), be in as good operating condition as, have a value, utility and remaining useful life at least equal to, and have the time since the previous shop visit no greater than, the Parts replaced, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof. All Parts at any time removed from any Airframe or any Engine shall remain the property of the Lessor, no matter where located, until such time as such Parts shall be replaced by Parts that have been incorporated or installed in or attached to such Airframe or such Engine and that meet the requirements for replacement Parts specified above. Immediately upon any Replacement Part’s becoming incorporated or installed in or attached to any Airframe or any Engine as above provided, without further act (subject only to Permitted Liens), (i) title to the replaced Part shall thereupon vest in the Lessee, free and clear of all rights of the Lessor, and shall no loner be deemed a Part hereunder, (ii) title to such Replacement Part shall thereupon vest in the Lessor (subject only to Permitted Liens), and (iii) such Replacement Part shall become subject to this Lease and be deemed part of such Airframe or such Engine for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to such Airframe or such Engine.

(b) Pooling of Parts. Any Part removed from an Airframe or an Engine as provided in paragraph (a) above may be subjected by the Lessee to normal pooling arrangements customary in the airline industry with Persons described in clause (ii) of the first paragraph of Section 7(c) hereof and entered into in the ordinary course of business; provided, however, that the Part replacing such removed Part shall be incorporated or installed in or attached to such Airframe or such Engine in accordance with such paragraph (a) promptly after the removal of such removed Part. In addition, any Replacement Part when incorporated or installed in or attached to any Airframe or any Engine in accordance with such paragraph (a) may be owned by any third party subject to such a normal pooling arrangement; provided, however, that the Lessee, at its expense, promptly thereafter, shall either (i) cause title to such Replacement Part to vest in the Lessor in accordance with such paragraph (a) by the Lessee’s acquiring title thereto for the benefit of, and transferring such title to, the Lessor, free and clear of all Liens other than Permitted Liens, or (ii) replace such Replacement Part by incorporating or installing in or attaching to such Airframe or Engine a further Replacement Part owned by the Lessee, free and clear of all Liens other than Permitted Liens, and by causing title to such further Replacement Part to vest in the Lessor in accordance with such paragraph (a).

(c) Alterations, Modifications and Additions. The Lessee, at its own expense, shall make (or cause to be made) such alterations and modifications in and additions to the Airframes and the Engines as may be required from time to time by Applicable Laws and the applicable rules, regulations and standards, and to maintain the Certificate of Airworthiness in the standard category for the Aircraft, regardless of upon whom such requirements are by their terms, nominally imposed, unless (x) the failure to make such alteration, modification or addition shall not relate to safety features, shall not result in a decline in the value, utility or remaining useful life of the Aircraft and shall not subject the Lessor, the Finance Lessor or the Owner Participant to criminal liability and (y) the Lessee shall be contesting, in good faith and by appropriate proceedings, the validity or application of such Applicable Law, rule, regulation or standard requiring such alteration, modification or addition in any reasonable manner that does not involve any danger of the sale, forfeiture or loss of any Aircraft, or any interest therein, or adversely affect the Lessor, the Finance Lessor or the Owner Participant or subject the Lessor, the Finance Lessor or the Owner Participant to any risk of civil or criminal penalty. In addition, the Lessee, at its own expense, may from time to time make such alterations and modifications of and additions to any Airframe and any Engine as the Lessee may deem desirable in the proper conduct of its business; provided, however, that no such alteration, modification or addition shall diminish the overall value, utility or remaining useful life of such Airframe or such Engine below the value, utility, condition, airworthiness or remaining useful life thereof immediately prior to such alteration, modification or addition, assuming such Airframe or such Engine were then of the value and utility and in the condition required to be maintained by the terms of this Lease. So long as no Specified Default and no Lease Event of Default shall have occurred and be continuing, the Lessee may, at any time during the Lease Term, remove or suffer to be removed any Part (for purposes of this paragraph (c), called a “Removable Part”) (i) that is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed or attached to an Airframe or an Engine at the time of delivery thereof hereunder or any Part in replacement of or substitution for any such Part, (ii) which is not required to be incorporated or installed in or attached or added to such Airframe or such Engine pursuant to the terms of Section 7(a) hereof or this Section 8 and (iii) that can be removed from such Airframe or such Engine without causing material damage to such Airframe or such Engine (provided that any damage caused by such removal must be promptly repaired by the Lessee) or diminishing or impairing the value, utility, condition, airworthiness or remaining useful life that such Airframe or such Engine would have had at such time, had such alteration, modification or addition not occurred. Without limiting Lessee’s right to remove Parts pursuant to the preceding sentence, no alteration, modification or addition under this paragraph (c) shall cause the Aircraft to be “limited use property” within the meaning of Section 5.02 of Rev. Proc. 2001-28, 2001-19 I.R.B. 1156. Title to all Parts incorporated or installed in or attached or added to any Airframe or any Engine as the result of alterations, modifications or additions under this paragraph (c) shall without further act vest in the Lessor free and clear of any Liens except Permitted Liens and become subject to this Lease. Upon removal by the Lessee of any Removable Part as provided above, title thereto shall, without further act, vest in the Lessee, in “AS-IS, WHERE-IS” condition and without warranty or recourse, free and clear of all rights of Lessor and Lessor Liens. Any Removable Part not removed by the Lessee as above provided prior to the return of an Airframe or an Engine to the Lessor hereunder shall remain the property of the Lessor.

Section 9. Right of Voluntary Termination. Termination of Lease by Lessor. The Lessor, upon not less than 180 days’ prior written notice to the Lessee, shall have the right at its option to terminate this Lease on the Renewal Term Termination Date. Except as provided in Section 15(b) of the Participation Agreement, the Lessee, at its own expense, shall return each Aircraft on the Renewal Term Termination Date to the Lessor in accordance with the terms and conditions of Section 5 hereof.

Section 10. Loss, Destruction, Requisition, etc. (a) Event of Loss with Respect to an Aircraft. Upon the occurrence of an Event of Loss with respect to any Airframe or any Airframe and the Engines and/or engines then installed thereon, the Lessee shall forthwith (and, in any event, within 10 days after such occurrence) give the Lessor written notice of such Event of Loss and shall, on the Event of Loss Payment Date, pay to the Lessor an amount equal to the sum of (i) the Stipulated Loss Value determined as of the Event of Loss Payment Date, (ii) interest on the amount payable pursuant to clause (i) at the Floating Rate from and including the Stipulated Loss Value Date as of which such amount was established to but excluding the Event of Loss Payment Date, (iii) the LIBOR Break Funding Amount, if any, and (iv) all other Rent then due and payable.

For purposes hereof. the term “Event of Loss Payment Date” shall mean the earlier of (i) 10 days following the receipt by the Finance Lessor (so long as the Lease shall be subject to the Lien of the Assignment Agreement) or the Lessor of insurance proceeds in respect of such Event of Loss, and (ii) 90 days following the occurrence of such Event of Loss.

In the event of full compliance with the terms of the first paragraph of this Section 10(a), (1) the obligation of the Lessee to pay Basic Rent for such Aircraft payable on any Rent Payment Date after the Event of Loss Payment Date shall cease, (2) the Lease Term for such Aircraft shall end and (3) the Lessor shall transfer to the Lessee, “AS-IS, WHERE-IS” and without recourse or warranty (except as to the absence of Lessor Liens), all the Lessor’s right, title and interest, if any, in and to such Aircraft, all claims for damage to such Aircraft, if any, against third parties arising from the Event of Loss, and all rights to any insurance claims under all insurance maintained by the Lessee hereunder, except liability insurance. Such transfer to the Lessee will not affect or limit in any way any obligations of the Lessee hereunder or under the any other Operative Agreement not specifically discharged by such compliance.

Nothing in this Section 10(a) shall be deemed to relieve Lessee of its obligation to pay Rent prior to the date on which the Stipulated Loss Value and all other amounts due hereunder and other the other Operative Agreements have been paid in full.

(b) Event of Loss with Respect to an Engine. Upon the occurrence of an Event of Loss with respect to an Engine under circumstances in which there shall not have occurred an Event of Loss with respect to an Airframe, the Lessee shall forthwith (and in any event within 10 days of such occurrence) give the Lessor written notice thereof and shall, within 60 days of the occurrence of such Event of Loss, duly convey to the Lessor, as replacement for the Engine with respect to which such Event of Loss shall have occurred, title to another General Electric model CF6-80A engine (or engine of the same manufacturer of the same or an improved model and suitable for installation and use on such Airframe (provided, that such engine shall also be of the same make and model as the other Engine and, if different, the other engine then installed on such Airframe) (a “Replacement Engine”)) owned by the Lessee free and clear of all Liens other than Permitted Liens and having a value, utility and remaining useful life at least equal to, and being in as good an operating condition and state of maintenance as, the Engine with respect to which such Event of Loss shall have occurred, but, in any event, of no worse value, utility and remaining useful life and in no worse condition and repair as required by the terns hereof immediately prior to the occurrence of such Event of Loss. Prior to or at the time of any such conveyance, the Lessee, at its own expense, will (i) furnish the Lessor with a full warranty bill of sale, in form and substance reasonably satisfactory to the Lessor, with respect to such Replacement Engine, (ii) cause a supplement hereto, in form and substance satisfactory to the Lessor, to be duly executed by the Lessee and recorded pursuant to the Federal Aviation Act, (iii) furnish the Lessor with such evidence of compliance with the insurance provisions of Section 11 hereof with respect to such Replacement Engine as the Lessor may reasonably request, (iv) furnish the Lessor with an Opinion of Counsel (and such other evidence of title as the Lessor may reasonably request) to the effect that, upon such conveyance, the Lessor will acquire good title to such Replacement Engine and that it will be leased hereunder to the same extent as the Engine replaced thereby, (v) furnish to the Lessor a certificate from the Lessee satisfactory to the Owner Participant and the Finance Lessor confirming that each of the conditions specified herein as to the value, utility, remaining useful life, operating condition and state of maintenance has been satisfied, and (vi) (whether or not the Finance Lease shall have been discharged and whether or not this Lease shall remain subject to the Lien of the Assignment Agreement) furnish the Lessor with the documents and instruments referred to in clauses (2), (3) and (4) of Section 10(c) of the Finance Lease. Upon full compliance by the Lessee with the terms of this paragraph (b), the Lessor will comply with the provisions of Sections 10(b), (c) and (d) of the Finance Lease and transfer to the Lessee, “AS-IS, WHERE-IS” and without recourse or warranty (except as to the absence of Lessor Liens), all the Lessor’s right, title and interest, if any, in and to the Engine with respect to which such Event of Loss shall have occurred, all claims for damage to such Engine, if any, against third parties to any insurance claims under all insurance maintained by the Lessee hereunder, as to such Engine except liability insurance. For all purposes hereof, each such Replacement Engine shall, after such conveyance, be deemed part of the property leased hereunder, shall be deemed an “Engine” as defined herein and shall be deemed part of the same Aircraft as was the Engine replaced thereby. No Event of Loss with respect to an Engine under the circumstances contemplated by the terns of this paragraph (b) shall result in any reduction of Basic Rent.

(c) Application of Payments from Governmental Authorities for Requisition Constituting an Event of Loss. Any payments (other than insurance proceeds the application of which is provided for in Section 11 hereof) received at any time by the Lessor or the Lessee from any Governmental Authority or other Person with respect to an Event of Loss shall be paid over to, or retained by, the Finance Lessor or, if the Finance Lease shall have been discharged, the Lessor, as security for the Lessee’s obligations hereunder, and applied as follows:

(i) in the case of such payments received with respect to an Airframe (and any Engine or engines then installed thereon), after reimbursement of the Lessor and the Finance Lessor for costs and expenses incurred in connection with such Event of Loss and all other Rent then due, so much of such payments remaining, as shall not exceed the Stipulated Loss Value required to be paid by the Lessee pursuant to paragraph (a) of this Section 10, shall be applied in reduction of the Lessee’s obligation to pay such Stipulated

Loss Value, if not already paid by the Lessee, or, if already paid by the Lessee, shall be applied to reimburse the Lessee for its payment of such Stipulated Loss Value, and the balance shall be paid to or retained by Lessee to the extent it can demonstrate, to the satisfaction of the Lessor, that it is attributable to the interest of the Lessee in such Aircraft under the Lease and the balance, if any, of such payments remaining thereafter will be paid over to, or retained by, the Lessor subject to the applicable provisions of the Finance Lease; and

(ii) if such payments shall be received with respect to an Engine under circumstances contemplated by Section 10(b) hereof, so much of such payments remaining after reimbursement of the Lessor and the Finance Lessor for costs and expenses incurred in connection with such Event of Loss and all other Rent then due, shall be paid over to, or retained by, the Lessee; provided, however, that the Lessee shall have fully performed, or concurrently therewith shall fully perform, the terms of Section 10(b) with respect to the Event of Loss for which such payments are made.

(d) Requisition for Use. In the event of a requisition for use by any government, so long as it does not constitute an Event of Loss, of an Airframe (with or without the Engines or engines installed on such Airframe) during the Lease Term, the Lessee shall promptly notify the Lessor of such requisition and all of the Lessee’s obligations under this Lease shall continue to the same extent as if such requisition had not occurred except to the extent that the performance or observance of any obligation by the Lessee shall have been prevented or delayed by such requisition; provided, however, that the Lessee’s obligations for the payment of money and under Section 11 hereof (except while an indemnity by the government of the United States of the scope referred to in Section 11 (b) shall be in effect) shall not be reduced or delayed by such requisition. Any payments received by the Lessor or the Lessee from such government with respect to such requisition of use shall after reimbursement of the Lessor and the Finance Lessor for costs and expenses incurred in connection with such requisition and all other Rent then due, shall be paid over to, or retained by, the Lessee. In the event of an Event of Loss of an Engine resulting from the requisition for use by a government of such Engine (but not an Airframe), the Lessee shall replace such Engine hereunder by complying with the terms of Section 10(b) and after such replacement any payments received by the Lessor or the Lessee from such government with respect to such requisition shall be paid over to, or retained by, the Lessee.

(e) Application of Payments During Existence of Lease Event of Default. Any amount referred to in paragraph (c) or (d) of this Section 10 that is payable to the Lessee shall not be paid to the Lessee if at the time of such payment a Specified Default or a Lease Event of Default shall have occurred and be continuing, but shall be held by the Finance Lessor subject to the Finance Lease or, if the Finance Lease shall have been discharged, by the Lessor as security for the obligations of the Lessee under this Lease and the other Operative Agreements and at such time as there shall not be continuing any such Specified Default or Lease Event of Default such amount shall, to the extent not applied to satisfy the obligations of the Lessee, be paid to the Lessee.

Section 11. Insurance. (a) Public Liability and Property Damage Insurance. The Lessee will carry or cause to be carried at its own expense with one or more insurers of recognized reputation and responsibility reasonably satisfactory to Lessor, comprehensive general aircraft public liability (including, without limitation, contractual liability and passenger legal liability) insurance and property damage insurance (exclusive of manufacturer’s product liability insurance), in an amount not less, per occurrence combined single limit, than the greater of (i) the maximum amount carried by the Lessee from time to time after the Delivery Date on similar or smaller aircraft in its fleet, (ii) the amount evidenced by the certificates of insurance issued by the Lessee’s independent insurance broker delivered to the Lessor on the Delivery Date or (iii) $950,000,000. Such insurance shall be of the type and in amounts carried by the Lessee with respect to aircraft owned by it or leased to it under long-term leases and of the type usually carried in accordance with prudent industry practice for United States commercial air carriers similarly situated with the Lessee and owning or operating similar aircraft and engines and that covers risks of the kind customarily insured against by such carriers. Any policies of insurance carried in accordance with this paragraph (a) and any policies taken out in substitution or replacement for any of such policies (A) shall be amended to name the Additional Insureds, and their employees, officers and directors as additional insureds, (B) shall provide that in respect of the respective interests of the Additional Insureds in such policies the insurance shall not be invalidated by any action or inaction of the Lessee, any Person having possession of the Aircraft with permission of the Lessee or any other Additional Insured (other than the Additional Insured claiming coverage) and shall insure the Additional Insureds’ interests, as they appear, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Lessee, any such Person having possession or any other Additional Insured (other than the Additional Insured claiming coverage), (C) shall provide that there shall be no recourse against any Additional Insured for the payment of premiums, commissions, club calls, assessments or advances and (D) shall provide that, if such insurance is canceled for any reason whatsoever, if any material change shall be made in such insurance that adversely affects the interest of any Additional Insured or if such insurance shall be allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to any Additional Insured until 30 days, or not less than 10 days solely with respect to non-payment of premium in the case of all-risk property engine spare coverage (or such shorter period in the case of war risk and allied perils coverage as shall be customary for insurance policies of major United States air carriers) after receipt by such Additional Insured of written notice by such insurers of such cancellation, change or lapse. Each liability policy (1) shall be primary without right of contribution from any other insurance that is carried by any Additional Insured or any other Person to the extent that such other insurance provides it with continent and/or excess liability insurance with respect to its interest as such in the Aircraft, (2) shall expressly provide that all the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured and Additional Insured, (3) shall waive any right of the insurers to any setoff, counterclaim or other deduction, whether by attachment or otherwise, in respect of any liability of any Additional Insured to the extent of any moneys due such Person and (4) shall waive any rights of the insurers to subrogation against any Additional Insured. The Lessee shall arrange for appropriate certification as to the satisfaction of the requirements set forth above in this Section 11 (a) to be made to the Additional Insureds as soon as practicable (and in any case by the Delivery Date) by each insurer with respect thereto.

(b) Insurance Against Loss or Damage to the Aircraft. The Lessee shall maintain or cause to be maintained in effect, at its own expense, with one or more insurers of recognized reputation and responsibility reasonably satisfactory to the Lessor, all-risk aircraft ground and flight hull insurance covering each Aircraft, and all-risk insurance with respect to any Engines or Parts while removed from such Aircraft that (x) shall (consistent with the other express requirements of this Section 11(b)) be of the type and in the form usually carried by the Lessee with respect to similar aircraft and engines, and covering the risks normally insured against by the Lessee, and (y) shall be payable in Dollars in the United States, (which may except as provided below exclude war risk and allied perils but shall include coverage against perils of strikes, riots, civil commotions, labor disturbances, any malicious act or act of sabotage or unlawful seizure, or wrongful exercise of control (or any attempt at such seizure or exercise of control)) and (z) shall be in substantially the amount usually carried by similarly situated airlines, in accordance with prudent United States commercial airline industry practice; provided, however, that such insurance shall at all times while such Aircraft is subject to this Lease be for an amount (subject to deductibles to the extent permitted by Section 11(d)) not less than 110% of the highest Stipulated Loss Value of such Aircraft then or thereafter scheduled. Such insurance shall not provide the insurers with the right to replace any Airframe or any Engine with another airframe or engine. To the extent any Aircraft shall be used in an area in which major United States air carriers, in accordance with prudent industry practice, customarily carry or in which the Lessee (or, if a permitted foreign sublease shall then be in effect, such sublessee or other major international air carriers) customarily carries such coverage, the Lessee shall additionally maintain or cause to be maintained in effect, at its own expense, with insurers of recognized reputation and responsibility in the aviation industry, war risk insurance, including allied perils (including hijacking, terrorism and confiscation (other than by the Government of Registry)), that shall be in full force and effect throughout any geographical areas then traversed by such Aircraft in an amount not less than 110% of the highest Stipulated Loss Value of such Aircraft then or thereafter scheduled; provided that if such war risk and allied perils coverage is in effect, a “50-50 provisional claims settlement clause” shall be contained in such policy and in each all-risk hull policy. Any policies carried in accordance with this paragraph (b) covering the Aircraft and any policies taken out in substitution or replacement for any such policies (i) shall be amended to name the Additional Insureds as loss payees and additional insureds, (ii) shall be made payable to the Finance Lessor as sole loss payee (for the account of all interests) as long as this Lease shall be subject to the Lien of the Assignment Agreement and thereafter to the Lessor, in the event of any loss in excess of $1,000,000 or of any loss while a Specified Default or a Lease Event of Default shall have occurred and be continuing (as notified to the insurer by the Finance Lessor or, if the Finance Lessor shall have given notice to the insurer of release of this Lease from the Lien of the Assignment Agreement, the Lessor), (iii) shall provide that, if the insurance shall be cancelled or materially altered in a manner adverse to the Additional Insureds for any reason whatever, the same shall be allowed to lapse for nonpayment of premium or such insurance coverage shall be reduced, such cancellation, alteration, lapse or reduction shall not be effective as to any Additional Insured for 30 days, or not less than 10 days solely with respect to non-payment of premium in the case of all-risk property engine spare coverage, (and with respect to war risk insurance, such shorter period as shall be customary for insurance policies of major United States air carriers) after receipt by such Additional Insured of written notice by such insurers of such cancellation or lapse or of any material change in policy terms and conditions, (iv) shall provide that in respect of the interests of any Additional Insured in such policies the insurance shall not be invalidated by any action or inaction of the Lessee or any other Person (other than the Additional Insured claiming coverage) and shall insure the Additional Insureds’ interests, as they appear, regardless of any breach or violation of any warranties, declarations or conditions contained in such policies by the Lessee or any such Person, (v) shall provide that there shall be no recourse against any Additional Insured for the payment of premiums, commissions, club calls, assessments or advances and (vi) shall waive any right of the insurers to any setoff, counterclaim or other deduction, whether by attachment or otherwise, in respect of any liability of any Additional Insured to the extent of any moneys due such Person. The Lessee shall arrange for appropriate certification as to each Aircraft as to the satisfaction of the requirements set forth above in this Section 11(b) to be made promptly (and in any case by the Delivery Date) to the Additional Insureds by each insurer with respect thereto. In the case of a lease or contract with the United States of America (but not any agency or instrumentality thereof, unless its obligations carry the full faith and credit of the United States of America) in respect of any Aircraft, a valid agreement (which shall be in form and substance satisfactory to the Additional Insureds) by the United States of America (but not any agency or instrumentality thereof, unless its obligations carry the full faith and credit of the United States of America) to indemnify the Lessee and the Additional Insureds against the same risks that the Lessee is required hereunder to insure against, on similar terms and conditions as provided herein, in an amount at least equal at any time during the term of such lease or contract to the Stipulated Loss Value that would be payable if an Event of Loss with respect to such Aircraft occurred at such time, shall be considered adequate insurance with respect to such Aircraft under this Section 11(b) to the extent of the risks and in the amounts that are the subject of any such agreement to indemnify. Each policy required under this Section 11(b) shall satisfy the requirements set forth in clauses (1), (3) and (4) of the penultimate sentence of Section 11(a).

As between the Lessor and the Lessee, all insurance payments received under policies that the Lessee is required to maintain hereunder as the result of the occurrence of an Event of Loss with respect to any Airframe or any Engine shall be paid to, or retained by, the Finance Lessor or, if the Aircraft shall no loner be subject to the Lien of the Finance Lease, the Lessor, as security for the Lessee’s obligations hereunder and shall be applied as follows:

(x) so much of such payments remaining after reimbursement of the Lessor and the Finance Lessor for costs and expenses (including the fees and expenses of counsel to the Lessor and the Finance Lessor and the Owner Participant ) incurred in connection with such Event of Loss shall be applied against the Stipulated Loss Value required to be paid by the Lessee pursuant to Section 10(a) hereof (plus any other amounts of Rent then due and payable), if not already paid by the Lessee, or, if already paid by the Lessee, shall be applied to reimburse the Lessee for its payment of such Stipulated Loss Value (plus any such other amounts of Rent), and the balance, if any, of such payment remaining thereafter shall be paid over to, or retained by, the Lessee; and

(y) if such payments shall be received with respect to an Engine under circumstances contemplated by Section 10(b) hereof, so much of such payments remaining after reimbursement of the Lessor and the Finance Lessor for costs and expenses incurred in connection with such Event of Loss and any other Rent then due shall be paid over to, or retained by, the Lessee; provided, however, that the Lessee shall have fully performed the terms of Section 10(b) with respect to the Event of Loss for which such payments are made.

As between the Lessor and the Lessee, the insurance payments for any property damage loss to any Airframe or any Engine not constituting an Event of Loss with respect thereto shall be applied in payment for repairs or for replacement property in accordance with the terms of Sections 7 and 8 hereof, if not already paid for by the Lessee (or to reimburse the Lessee for such repairs or replacements already paid for by the Lessee), and any balance remaining after compliance with such Sections with respect to such loss shall be paid to the Lessee. Any amount referred to in the preceding sentence or in clause (x) or (y) of the preceding paragraph that is payable to the Lessee shall not be paid to the Lessee if at the time of such payment a Specified Default or a Lease Event of Default shall have occurred and be continuing, but shall be held by the Finance Lessor subject to the Finance Lease or, if the Aircraft shall no longer be subject to the Lien of the Finance Lease, by the Lessor as security for the obligations of the Lessee under this Lease and the other Operative Agreements and, at such time as there shall not be continuing any Specified Default or any Lease Event of Default, such amount shall, to the extent not applied to satisfy the obligations of the Lessee, be paid to the Lessee.

(c) [Reserved].

(d) Deductibles. With respect to insurance carried pursuant to Section 11(b), Lessee may agree to a deductible per occurrence (other than an Event of Loss to any Airframe or any Aircraft) that is not in excess of $1,000,000 or whatever is the then standard market deductible in Lloyd’s of London for aircraft of this type.

(e) Additional Insurance. The Lessee may at its own expense carry insurance with respect to its interest in the Aircraft in amounts in excess of those required by this Section 11, and each of the Lessor, and any Participant may at its sole cost and expense carry insurance with respect to its interest in the Aircraft; provided, however, that such insurance does not prevent the Lessee from carrying, or otherwise adversely affect the coverage of, the insurance required by this Section 11 and all salvage rights to the Airframes or the Engines shall remain with the Lessee’s insureds at all times; provided further that in the event the Lessee and a Additional Insured both desire to insure any Aircraft for amounts in excess of that required by Section 11(b) and such overlapping insurance is not available in part or in whole, such Additional Insured’s right to carry such additional insurance shall prevail.

(f) Certificates, etc. On or before the Delivery Date of the Aircraft, and concurrently with the renewal of each insurance policy (but in no event less frequently than once each calendar year), the Lessee shall furnish to the Additional Insureds a certificate of an authorized representative of the insurers describing in reasonable detail the insurance policies then carried and maintained on each Aircraft and a report signed by an independent firm of aircraft insurance brokers reasonably satisfactory to the Lessor certifying that such insurance complies with the terms hereof and, on request in the event of a dispute over coverage in respect of a failure of an insurer to pay a claim, shall send to each Additional Insured a copy of such policies. The Lessee will advise the Lessor and the Finance Lessor in writing promptly of an% early termination of any insurance required by this Section 11 and of any default in the payment of any premium and of any other act or omission on the part of the Lessee that might invalidate or render unenforceable, in whole or in part, any insurance on any Aircraft required by this Section 11.

(g) Lessor’s Right to Maintain Insurance. If the Lessee shall fail to maintain insurance as herein provided, the Lessor may at its sole option provide such insurance and, in such event, the Lessee shall, upon demand, reimburse the Lessor, as Supplemental Rent, for the cost thereof, without waiver of or prejudice to any other rights the Lessor may have.

Section 12. Inspection. At all reasonable times, the Lessor, the Finance Lessor, the Owner Participant and their respective authorized representatives may at their own expense (unless a Lease Default shall have occurred and be continuing, or unless such inspection discloses any material failure by the Lessee to comply with the provisions of this Lease in which case, at the Lessee’s expense) and risk conduct a visual walk-around inspection of any Aircraft and any Engine (which may include going on board such Aircraft and looking inside any panels and bays that are open) (including, without limitation, a visual walk-around inspection of such Aircraft during any “C” check or other heavy maintenance) and may inspect the books, logs and records of the Lessee (and make copies of such books, logs and records) relating to the operation and maintenance thereof, provided that (a) any such inspection shall be subject to the safety, security and workplace rules applicable at the location where such inspection is conducted and any applicable governmental rules or regulations and (b) in the case of an inspection during a maintenance visit, such inspection shall not interfere with the normal conduct of such maintenance visit or extend the time required for such maintenance visit or, in any event, at any time unreasonably interfere with the use or operation of any Airframe or any Engine or with the normal conduct of the Lessee’s business. No such Person shall have any duty to make any such inspection or incur any liability or obligation by reason of not making any such inspection. No inspection under this Section 12 shall relieve the Lessee of any of its obligations under this Lease or any other Operative Agreement.

If requested by any of the Lessor, the Finance Lessor or the Owner Participant, the Lessee shall give reasonable prior written notice to such Person of the date on which any Aircraft, any Airframe or any Engine undergoes its next scheduled maintenance visit and next major check, and with respect to any Engine the next off-the-wing maintenance, and shall advise such Person of the name and location of the relevant maintenance provider and shall, at least five days prior to commencement of such major check or maintenance, make available for inspection by such Person all relevant records, logs and documents relating to such Aircraft which may then be requested.

Section 13. ASSIGNMENT. EXCEPT AS OTHERWISE PERMITTED BY SECTION 13(c) OF THE PARTICIPATION AGREEMENT, THE LESSEE WILL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF THE LESSOR AND THE FINANCE LESSOR, ASSIGN ANY OF ITS RIGHTS HEREUNDER. THE LESSOR AGREES THAT IT WILL NOT ASSIGN OR CONVEY ITS RIGHT, TITLE AND INTEREST IN AND TO THIS LEASE AND THE AIRCRAFT EXCEPT AS CONTEMPLATED BY OR PROVIDED IN THE TRUST AGREEMENT, THE FINANCE LEASE OR THE PARTICIPATION AGREEMENT.

No such assignment shall limit the effect of Section 4(d). The Lessee acknowledges and consents to the assignment of this Lease by the Lessor to the Finance Lessor pursuant to the Assignment Agreement as provided in Section 22. The terms and provisions of this Lease shall be binding upon and inure to the benefit of the Lessor and the Lessee and their respective successors and assigns.

Section 14. Lease Events of Default. Any one or more of the following events shall constitute a Lease Event of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) the Lessee shall fail to make a payment of Basic Rent, Stipulated Loss Value or the Purchase Option Price within three (3) Business Days after the due date therefor;

(b) the Lessee shall fail to make a payment of Supplemental Rent (other than any amounts specified in clause (a) above) within 10 (ten) Business Days after the same shall have become due; or

(c) the Lessee shall fail to carry and maintain on or with respect to any Aircraft (or cause to be carried and maintained) insurance required to be maintained in accordance with the provisions of Section 11 hereof, or such insurance shall lapse, or the Lessee shall operate such Aircraft after receiving notice that such insurance has lapsed or outside of the scope of such insurance coverage; or

(d) the Lessee shall make, permit or suffer to exist, any unauthorized assignment or transfer of this Lease, or any interest therein, or of the right to possession of or operational control over any Aircraft, any Airframe, any Engine or any Part; or

(e) the Lessee shall fail to perform or observe (or cause to be performed or observed) its obligation under Section 5 to return each Aircraft in the condition specified therein when required to do so hereunder; or

(f) any Lessee Party shall fail to perform or observe (or cause to be performed or observed) any other covenant or agreement to be performed or observed by it hereunder or under any other Operative Agreement, and such failure shall continue unremedied for a period of 30 days; or

(g) any representation or warranty made by a Lessee Party in any Operative Agreement or any document or certificate furnished by such Lessee Party in connection therewith or pursuant thereto, shall prove to have been incorrect or misleading in any material respect at the time made; or

(h) any Lessee Party shall consent to the appointment of or taking possession by a receiver, assignee, custodian, sequestrator, trustee or liquidator (or other similar official) of itself or of a substantial part of its property or any Lessee Party shall admit in writing its inability to pay its debts generally as they come due, or shall make a general assignment for the benefit of its creditors, or any Lessee Party shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization or other relief with respect to itself or its debts under the federal bankruptcy laws, as now or hereafter constituted or any other applicable federal or state bankruptcy, insolvency or other similar law, or shall consent to the entry or order for relief in an involuntary case under any such law or any Lessee Party shall file an answer admitting the material allegations of a petition filed against it in any such proceeding, or shall otherwise seek relief under the provisions of any now existing or future federal or state bankruptcy, insolvency or other similar law providing for the reorganization or winding-up of corporations, or providing for an agreement, arrangement, composition, extension or adjustment with its creditors; or

(i) an order, judgment or decree shall be entered in any proceedings by any court of competent jurisdiction appointing, with or without the consent of any Lessee Party, a receiver, trustee or liquidator of such Lessee Party or of any substantial part of its property, or any substantial part of the property of any Lessee Party shall be sequestered, and any such order, judgment, decree, appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of 60 days after the date of entry thereof and is not being disputed in good faith with a reasonable chance of success; or

(j) a petition against any Lessee Party in a proceeding under the federal bankruptcy laws or other insolvency laws, as now or hereafter in effect, shall be filed and shall not be withdrawn or dismissed within 60 days thereafter and is not being disputed in good faith with a reasonable chance of success, or under the provisions of any law providing for reorganization or winding up of corporations which may apply to any Lessee Party, any court of competent jurisdiction shall assume jurisdiction, custody or control of such Lessee Party or of any substantial part of its property and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days and is not being disputed in good faith with a reasonable chance of success; or

(k) final non-appealable judgment for the payment of money in excess of S10,000,000 (or its equivalent) shall be rendered against any Lessee Party and the same shall remain unpaid, unstayed or undischarged for a period of 30 days; or

(l) the Lessee shall voluntarily or involuntarily suspend all or any substantial portion of its commercial airline operations or the franchises, concessions, permits, certificates, licenses (including, without limitation, its air carrier operator’s certificate or certificate of public convenience and necessity), rights or privileges required for the conduct of the Lessee’s business operations are revoked, canceled, not renewed or otherwise terminated or the Lessee shall cease to be a certified air carrier to the extent required to fall within the purview of Section 1110; or

(m) any Lessee Party shall default in the observance or performance of any agreement or condition relating to any Indebtedness (as hereinafter defined) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition being that any outstanding Indebtedness in excess of $10,000,000 (or the equivalent in any foreign currency) shall become payable whether by acceleration or otherwise, prior to its stated maturity or due date or the holders of such Indebtedness are entitled by reason of such default to cause such Indebtedness to become so payable; it being understood and agreed for purposes of this Section 14(m) that “Indebtedness” means a Lessee Party’s obligations (A) for borrowed money. (B) under any lease, (C) in respect of Taxes imposed upon such Lessee Party’s income or profits or upon any property belonging to such Lessee Party, it being acknowledged that for purposes of this clause, any such Indebtedness shall be deemed to be “payable prior to its stated maturity or due date” at such time as nonpayment of the same results in the imposition of a Lien on any property of such Lessee Party or (D) under any agreement whereby such Lessee Party guarantees the obligation of any other Person for borrowed money or under a lease by such Person; or

(n) there shall have occurred and be continuing a default, event of default or breach under any commercial contracts (other than those relating to Indebtedness) of any Lessee Party having an obligation greater than $10,000,000 (or the equivalent in any foreign currency) if such default, event of default or breach relates to the payment of money or causes, or permits the holder of such obligation to cause, such obligation to become due prior to its stated maturity; or

(o) the Letter of Credit shall be dishonored or declared or deemed invalid or the issuer thereof shall in any manner deny its liability thereunder or, by the date that is thirty (30) days prior to the expiry of any Letter of Credit then in effect, such Letter of Credit shall have not be renewed for a period of at least 364 days or replaced by a cash deposit such that the aggregate amount of cash held by the Lessor is equal to the full amount of the Security Deposit specified in Exhibit E; or

(p) (i) this Lease or any other of the Operative Agreements ceases to be in full force and effect or to be a legal, valid and binding obligation of Lessee, in whole or in part, enforceable against the Lessee in accordance with its terms or (ii) any Operative Agreement to which a Lessee Patty is a party ceases to be in full force and effect or to be a legal, valid and binding obligation of such Lessee Patty, in whole or in part, enforceable against such Lessee Party in accordance with its terms; or

(q) (i) Lessee repudiates its obligations under this Lease, or any other of the Operative Agreements or (ii) any other Lessee Patty repudiates its obligations under any Operative Agreement; or

(r) Lessee shall cease at any time to be a Section 1110 Person if at such time Section 1110 is in effect; or

(s) Section 1110 shall cease to be in full force and effect and no statute shall have been enacted providing substantially similar relief to aircraft lessors; or

(t) (i) any concession, permit, license, consent or approval from any Governmental Authority necessary for the operation, maintenance, use, insurance or return of any Aircraft or for the payment by Lessee in the manner specified herein of Rent in Dollars, as specified herein, shall be suspended, terminated or canceled, and any such concession, permit, license, consent or approval shall not be reinstated or replaced within 30 days after such suspension, termination or cancellation, or (ii) Lessee shall fail to obtain any such concession, permit, license, consent or approval hereafter required for such operation, maintenance, use, insurance, return or payment, and such failure shall continue unremedied for a period of 30 days.

Section 15. Remedies. Upon the occurrence of any Lease Event of Default not described in Section 14(h), (i) or (j) and at any time thereafter so long as the same shall be continuing, the Lessor may, at its option, declare this Lease to be in default and upon the occurrence of any Lease Event of Default described in Section 14(h), (i) or (j), this Lease shall without further act, automatically and immediately be deemed to be in default; and at any time after this Lease shall be declared to be in default or be deemed to be in default pursuant to this sentence, so long as the Lessee shall not have remedied all outstanding Events of Default, the Lessor may exercise one or more of the following remedies with respect to all or any part of any Airframe or any Engine as the Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, Applicable Laws then in effect:

(a) cause the Lessee, upon the written demand of the Lessor and at the Lessee’s expense, to return promptly, and the Lessee shall return promptly, all or such part of any Airframe or any Engine, as the Lessor may so demand, to the Lessor or its order in the manner and condition required by, and otherwise in accordance with all the provisions of, Section 5 hereof as if such Airframe or Engine were being returned at the end of the Lease Term, or the Lessor, at its option, may enter upon the premises where all or any part of any Airframe or any Engine is located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability accruing to the Lessor for or by reason of such entry or taking of possession or removing whether for the restoration of damage to property caused by such action or otherwise, and the Lessor may institute proceedings to foreclose upon or repossess any or all of the Aircraft in any jurisdiction where such Aircraft may be located;

(b) sell all or any part of any Airframe or any Engine at public or private sale, as the Lessor may determine, or otherwise dispose of, hold, use, operate, lease to others or keep idle all or any part of such Airframe or such Engine as the Lessor, in its sole discretion, may determine, all free and clear of any rights of the Lessee except as hereinafter set forth in this Section 15 and without any duty to account to the Lessee with respect to such action or inaction or for any proceeds with respect thereto, except to the extent required by paragraph (d) below in the event the Lessor elects to exercise its rights under said paragraph in lieu of its rights under paragraph (c) below;

(c) whether or not the Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a) or paragraph (b) above with respect to all or any part of any Airframe or any Engine, the Lessor, by written notice to the Lessee specifying a payment date not earlier than ten days after such notice, may cause the Lessee to pay to the Lessor, and the Lessee shall pay to the Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for an Aircraft due after the date specified for payment in such notice), any unpaid Basic Rent due on or before such payment date, plus whichever of the following amounts the Lessor, in its sole discretion, shall specify in such notice: (i) an amount equal to the excess, if any, of the Stipulated Loss Value as of such payment date for such Aircraft, over the aggregate Fair Market Rental Value of such Aircraft for the remainder of the Lease Term, after discounting such aggregate fair market rental value to present value as of the payment date specified in such notice at the Prime Rate; or (ii) an amount equal to the excess, if any, of such Stipulated Loss Value for such Aircraft over the Fair Market Sales Value of such Aircraft as of such payment date, in either case plus (x) interest on such Stipulated Loss Value from the Stipulated Loss Value Date as of which it was calculated to such payment date at the Floating Rate plus (y) all other Rent then due;

(d) if the Lessor, pursuant to paragraph (b) above, shall have sold all or any part of any Airframe or any Engine, the Lessor, in lieu of exercising its rights under paragraph (c) above with respect to such Aircraft, may, if it shall so elect, cause the Lessee to pay the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for such Aircraft due after the date such sale occurs), any unpaid Basic Rent due on or before such sale date plus the amount of any deficiency between the net proceeds of such sale and the sum of the Stipulated Loss Value for such Aircraft as of the date of such sale plus interest thereon from the Stipulated Loss Value Date as of which it was calculated through such date of sale at the Floating Rate, together with all other Rent then due;

(e) by notice to the Lessee, the Lessor may require the Lessee to pay on demand to the Lessor and the Lessee hereby agrees that it will so pay to the Lessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of Basic Rent for an Aircraft after the date of such notice) any unpaid Basic Rent for such Aircraft due on or before the date of such notice, plus an amount equal to the Stipulated Loss Value for such Aircraft computed as of date of such notice plus interest thereon from the Stipulated Loss Value Date as of which it was calculated through such payment date at the Floating Rate; and upon such payment of liquidated damages and the payment of all other Rent then due hereunder, the Lessor shall proceed to exercise its reasonable efforts promptly to sell such Airframe and Engines and shall pay over to the Lessee the net proceeds of such sale (after deducting from such proceeds all costs and expenses whatsoever incurred by the Lessor in connection therewith and all other amounts that may become payable to the Lessor or any Participant) up to the amount of Stipulated Loss Value actually paid;

(f) the Lessor may rescind this Lease as to any or all of the Airframes and any or all of the Engines, or may exercise any other right or remedy that may be available to it under Applicable Laws or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof; and/or

(g) Lessor shall have the right to draw the entire amount of the Letter of Credit and apply the proceeds thereof to amounts due from Lessee hereunder or under any other Operative Agreement.

In addition, the Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies and for all reasonable legal fees and other costs and expenses incurred by reason of the occurrence of any Lease Event of Default or the exercise of the Lessor’s remedies with respect thereto, including all costs and expenses incurred in connection with the return of any Airframe or any Engine in accordance with the terms of Section 5 hereof or in placing such Airframe or Engine in the condition required by such Section. At any sale of an Airframe or Engine or part thereof pursuant to this Section 15 the Lessor (or any Participant) may bid for and purchase such property. The Lessor agrees to give the Lessee at least 10 days written notice of the date fixed for any public sale of any Airframe or any Engine or of the date on or after which will occur the execution of any contract providing for any private sale thereof, and any such public sale shall be conducted in general so as to afford the Lessee a reasonable opportunity to bid. Except as otherwise expressly provided above, no remedy referred to in this Section 15 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to the Lessor at law or in equity; and the exercise or beginning of exercise by the Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by the Lessor of any or all such other Remedies. No express or implied waiver by the

Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Event of Default. To the extent permitted by Applicable Laws, the Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require the Lessor to sell, lease or otherwise use an Aircraft or an Engine in mitigation of the Lessor’s damages as set forth in this Section 15 or that may otherwise limit or modify any of the Lessor’s rights or remedies hereunder.

Section 16. Lessor’s Right To Perform for the Lessee. If the Lessee shall fail to make any payment of Supplemental Rent required to be made by it hereunder, or shall fail to perform or comply with any of its agreements contained herein, the Lessor may itself make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the expenses of the Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by the Lessee upon demand. No such payment or performance shall be deemed to waive any Lease Default or relieve the Lessee of its obligations hereunder.

Section 17. Further Assurances. Forthwith upon the execution and delivery of each Lease Supplement or Finance Lease Supplement, the Lessee will cause such Lease Supplement or Finance Lease Supplement (and, in the case of the initial Lease Supplement and Finance Lease Supplement, this Lease, the Assignment Agreement, the Finance Lease, each FAA Bill of Sale and the Trust Agreement as well) to be duly filed and recorded in accordance with the Federal Aviation Act and other Applicable Laws relating to the conveyance of an interest in the Aircraft and the perfection of an interest in the Aircraft. In addition, the Lessee will promptly and duly execute and deliver to the Lessor such further documents and assurances and take such further action as the Lessor may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of the Lessor hereunder, including, without limitation, the execution and delivery of supplements or amendments hereto, in recordable form, subjecting to this Lease any Replacement Engine and the recording or filing of counterparts hereof, in accordance with the laws of such jurisdictions as the Lessor may from time to time deem advisable. The Lessee, at its own expense and without need of any prior request from the Lessor or the Finance Lessor, shall take such action as may be necessary (including any action specified in the preceding sentence), or (if the Lessor or the Finance Lessor shall so request) as so requested, in order to maintain the perfection and priority of all security interests provided for hereunder, under the Trust Agreement, the Finance Lease, the Assignment Agreement or the Participation Agreement, including, without limitation, all financing statements and continuation statements, and all similar notices required by Applicable Laws at all times to be kept recorded and filed in such manner and such places as the Lessor and the Finance Lessor may request.

Section 18. Notices. All notices required under the terms and provisions hereof shall be in writing and shall become effective as provided in Section 19(a) of the Participation Agreement. The Lessee shall furnish the Lessor a sufficient number of copies for transmission to the Participants of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished hereunder.

Section 19. Net Lease, etc. THIS LEASE IS A NET LEASE AND LESSOR SHALL HAVE NO RESPONSIBILITY (OPERATIONALLY OR FINANCIALLY) IN RESPECT OF THE USE, POSSESSION, CONTROL OR OPERATION OF THE AIRCRAFT. THE LESSEE ACKNOWLEDGES AND AGREES THAT ITS OBLIGATIONS TO PAY ALL RENT DUE AND OWING UNDER THE TERMS HEREOF AND TO PERFORM ITS OTHER OBLIGATIONS HEREUNDER SHALL BE ABSOLUTE AND UNCONDITIONAL AND SHALL NOT BE AFFECTED OR REDUCED BY ANY CIRCUMSTANCE WHATSOEVER, INCLUDING WITHOUT LIMITATION (A) ANY SETOFF, COUNTERCLAIM, RECOUPMENT, DEFENSE OR OTHER RIGHT THAT THE LESSEE MAY HAVE AGAINST THE LESSOR, THE OWNER PARTICIPANT, THE FINANCE LESSOR, OR ANY OTHER PERSON FOR ANY REASON WHATSOEVER, (B) ANY DEFECT IN THE TITLE, AIRWORTHINESS, ELIGIBILITY FOR REGISTRATION, OR ANY CONDITION, DESIGN, OPERATION OR FITNESS FOR USE OF, OR ANY DAMAGE TO OR LOSS OR DESTRUCTION OF, ANY AIRCRAFT, OR ANY THEFT, INTERFERENCE, INTERRUPTION OR CESSATION IN OR PROHIBITION OF THE USE OR POSSESSION THEREOF BY THE LESSEE FOR ANY REASON WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY SUCH INTERFERENCE, INTERRUPTION, CESSATION OR PROHIBITION RESULTING FROM THE ACT OF ANY GOVERNMENTAL AUTHORITY OR OTHERWISE, (C) ANY LIENS WITH RESPECT TO ANY AIRCRAFT OR ANY BREACH BY ANY PARTY OF ANY OPERATIVE AGREEMENT OR ANY OTHER DOCUMENT, (D) THE INVALIDITY OR UNENFORCEABILITY OR LACK OF DUE AUTHORIZATION OR OTHER INFIRMITY OF THIS LEASE OR ANY OTHER OPERATIVE AGREEMENT OR ANY LACK OF RIGHT, POWER OR AUTHORITY OF THE LESSOR OR THE LESSEE TO ENTER INTO THIS LEASE OR ANY OTHER OPERATIVE AGREEMENT, (E) ANY INSOLVENCY, BANKRUPTCY, REORGANIZATION OR SIMILAR PROCEEDINGS BY OR AGAINST THE LESSEE, THE LESSOR, THE OWNER PARTICIPANT OR ANY OTHER PERSON, OR (F) ANY OTHER CAUSE WHETHER SIMILAR OR DISSIMILAR TO THE FOREGOING, ANY PRESENT OR FUTURE APPLICABLE LAWS NOTWITHSTANDING, IT BEING THE EXPRESS INTENTION OF THE PARTIES HERETO THAT ALL RENT BEING PAYABLE BY THE LESSEE HEREUNDER SHALL CONTINUE TO BE PAYABLE IN ALL EVENTS IN THE MANNER AND AT THE TIMES PROVIDED HEREIN. TO THE EXTENT PERMITTED BY APPLICABLE LAWS, THE LESSEE HEREBY WAIVES, AND HEREBY AGREES TO WAIVE AT ANY FUTURE TIME AT THE REQUEST OF LESSOR, ANY RIGHTS THAT IT MAY NOW HAVE OR THAT MAY BE CONFERRED UPON IT, BY STATUTE OR OTHERWISE, TO TERMINATE, CANCEL, QUIT OR SURRENDER THIS LEASE EXCEPT IN ACCORDANCE WITH THE TERMS HEREOF. EACH PAYMENT OF RENT MADE BY LESSEE TO LESSOR SHALL BE FINAL AND LESSEE WILL NOT SEEK TO RECOVER ALL OR ANY PART OF ANY SUCH PAYMENT OF RENT FROM LESSOR FOR ANY REASON WHATSOEVER. NOTHING IN THIS SECTION 19 SHALL BE CONSTRUED TO PROHIBIT LESSEE FROM SEPARATELY PURSUING ANY CLAIM IT MAY HAVE FROM TIME TO TIME AGAINST LESSOR OR ANY OTHER PERSON WITH RESPECT TO ANY MATTER (OTHER THAN THE ABSOLUTE AND UNCONDITIONAL NATURE OF LESSEE’S OBLIGATIONS HEREUNDER TO PAY RENT DUE HEREUNDER AND TO PERFORM ALL THE TERMS HEREOF.)

Section 20. Security Deposit. (a) Security Deposit. On or prior to the Delivery Date, Lessee shall deliver to Lessor the Letter of Credit, duly executed by the issuer thereof and such Letter of Credit shall constitute the Security Deposit. The Lessor shall hold the Security Deposit as and for collateral security for the timely payment and performance by Lessee of its obligations hereunder and under each other Operative Agreement and shall be entitled to apply the same as provided in Sections 15 and 20(b). The proceeds of any drawing by Lessor on the Letter of Credit shall also constitute the Security Deposit and the Lessee shall have no claim against the Lessor for any specific monies. The Letter of Credit, and each extension or renewal thereof, shall have at all times an available amount equal to the amount specified in the definition of Security Deposit and shall not expire prior to the 364th day following issuance thereof. Lessee shall cause each Letter of Credit to be renewed or extended not later than the date that is 30 days prior to the expiry thereof, with written confirmation of such extension or renewal being delivered to Lessor not later than such 30th day prior to expiry. The Letter of Credit shall remain in full force and effect until the 90th day following the expiration of the Term. The Letter of Credit shall be drawable at any time after issuance except that a renewal or replacement Letter of Credit shall not be drawable at any time during which any previously issued Letter of Credit remains in effect. In the event that any Letter of Credit is not extended, renewed or replaced and delivered to Lessor in the form and amount required hereby, Lessor shall be entitled to draw the full amount available to be drawn under the Letter of Credit then in effect at any time prior to the then applicable expiry date. In such event, the amount so drawn shall be held and applied in accordance with the terms of this Lease and the other Operative Agreements.

(b) Grant of Security Interest; Application Following Default. The Security Deposit shall not at any time during the Term be less than the amount set forth in Exhibit E. Lessee hereby assigns, transfers and pledges to Lessor, and hereby grants to Lessor, a first-priority security interest in, the Letter of Credit and all proceeds thereof with power to assign, transfer, pledge or otherwise dispose of any right, title or interest therein. Any interest earned on any cash constituting the Security Deposit shall be for Lessor’s sole account. If a Lease Event of Default shall occur, then in addition to any other rights Lessor may have under applicable Law as a secured party or otherwise, or under this Lease or any other Operative Agreement, Lessor may, but shall be under no obligation to, draw upon the Letter of Credit and set off against, use, apply or retain all or any portion of the proceeds thereof in full or partial payment of amounts payable by Lessee under this Lease or any other Operative Agreement or to compensate Lessor for any amount it may in its reasonable discretion advance as a result of the occurrence of any Lease Default, or to apply toward expenses arising as a result of the occurrence of any Lease Default or otherwise. If Lessor uses or applies all or a portion of the Security Deposit, including the proceeds of any draft upon the Letter of Credit, such application shall not be deemed a cure by Lessee, or waiver by Lessor, of any Lease Default, and Lessee shall, within five (5) Business Days after Lessor’s demand therefor, cause the stated amount of the Letter of Credit to be restored to its original amount or may pay to Lessor cash such that the total amount held by Lessor shall equal the required amount of the Security Deposit. Provided that no Lease Default exists. upon payment and performance in full of all of Lessee’s obligations in respect of each of the Aircraft under the Operative Documents to be performed at or prior to the expiration of the Basic Term. Lessor shall return the Letter of Credit and any cash constituting the Security Deposit to Lessee promptly after the expiration of the Basic Term.

(c) Assignment to the Finance Lessor. Lessee hereby acknowledges the assignment of the Security Deposit by Lessor to the Finance Lessor pursuant to the Assignment Agreement as provided in the Participation Agreement. Lessee agrees that so long as any Aircraft remains subject to the Lien of the Finance Lease, the Letter of Credit shall be issued to the Finance Lessor as beneficiary thereof and the Finance Lessor shall enjoy all of the rights of the Lessor, and may take any or all of the actions that the Lessor may take, in respect of the Letter of Credit and the Security Deposit hereunder; provided that, upon an assignment of the Finance Lessor’s interest in the Finance Lease, at the request of the Finance Lessor, the Lessee shall cause a new Letter of Credit to be issued to the transferee of such interest as beneficiary thereof.

Section 21. Successor Owner Trustee. The Lessee agrees that, in the case of the appointment of any successor owner trustee pursuant to the terms of the Trust Agreement, such successor owner trustee shall, upon written notice by such successor owner trustee to the Lessee, succeed to all the rights, powers and title of the Lessor hereunder and shall be deemed to be the Lessor and the owner of the Aircraft for all purposes hereof without the necessity of any consent or approval by the Lessee and without in any way altering the terms of this Lease or the Lessee’s rights and obligations hereunder. Such appointment and designation of a successor owner trustee shall not exhaust the right to appoint and designate further successor owner trustees pursuant to the Trust Agreement, but such right may be exercised repeatedly as long as this Lease shall be in effect.

Section 22. Security for Lessor’s Obligations under Finance Lease. In order to secure the Lessor’s obligations owing to the Finance Lessor under the Finance Lease and the other Operative Documents, the Lessor has created, by the Finance Lease, a first priority security interest in the Aircraft and, by the Assignment Agreement, a first security interest in this Lease, all Rent and other sums payable hereunder and the Security Deposit. The Finance Lease provides, among other things, for the creation of a first priority perfected security interest in the Aircraft in favor of the Finance Lessor and the Assignment Agreement provides, among other things, for the assignment by the Lessor to the Finance Lessor of Lessor’s right, title and interest in, to and under this Lease. The Lessee hereby consents to such assignment, to the creation of such security interests and acknowledges receipt of copies of the Trust Agreement, the Finance Lease and the Assignment Agreement, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. The Lessee shall furnish to the Finance Lessor counterparts of all writings of any kind required to be delivered hereunder by the Lessee to the Lessor. Until the Lease is no longer subject to the Assignment Agreement and the Aircraft are no longer subject to the Lien of the Finance Lease, (a) the Lessee shall make all payments of Rent and Stipulated Loss Value and all other amounts payable hereunder (other than Excepted Payments) to the Finance Lessor as provided in Section 3(f) hereof, and the right of the Finance Lessor to receive such payments shall not be subject to any defense, counterclaim, setoff or other right or claim of any kind that the Lessee may be able to assert against the Lessor (in its individual or trust capacity), any Participant or any other Person in an action brought by any thereof on this Lease and (b) except as otherwise provided in the Finance Lease, all rights of the Lessor with respect to the Lease, the Security Deposit and the Letter of Credit, any Aircraft, any Airframe or any Engine (or any Part thereof) shall be exercisable by the Finance Lessor.

TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS SUCH TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OF POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART, WHICH SHALL BE IDENTIFIED AS THE COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY THE FINANCE LESSOR ON OR IMMEDIATELY FOLLOWING THE SIGNATURE PAGE THEREOF.

The provisions of this Lease that require or permit action by, the payment of moneys to, the consent or approval of, the furnishing of any instrument or information to, or the performance of any other obligation to, the Finance Lessor shall not be effective, and the Sections hereof containing such provisions shall be read as though there were no such requirements or provisions and all moneys otherwise payable to the Finance Lessor hereunder shall be paid to the Lessor, after this Lease is no loner subject to Assignment Agreement and the Aircraft are no longer subject to the Lien of the Finance Lease.

Section 23. Liability of Lessor Limited. It is expressly agreed and understood that all representations, warranties and undertakings of Lessor hereunder shall be binding upon Lessor only in its capacity as trustee under the Trust Agreement, and the institution acting as Lessor shall not be liable hereunder in its individual capacity for any breach thereof, except for its gross negligence or willful misconduct or for breach of its covenants, representations and warranties contained herein, to the extent expressly covenanted or made in its individual capacity.

Section 24. Miscellaneous. (a) Survival. All agreements, representations, warranties and indemnities contained in this Lease and in any agreement, document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall survive and continue in effect following the execution and delivery of this Lease.

(b) Binding Effect. All agreements, representations, warranties and indemnities in this Lease and in any agreement, document or certificate delivered pursuant hereto or thereto or in connection herewith or therewith shall bind the Person making the same and its successors and assigns and shall inure to the benefit of each Person for whom made and its successors and permitted assigns.

(c) Counterparts. This Lease may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall, subject to the second paragraph of Section 22, be an original, but all such counterparts shall together constitute but one and the same instrument.

(d) Governing Law. This Lease has been negotiated and delivered in the State of New York and shall be governed by, and be construed in accordance with, the laws of the State of New York.

(e) Amendments, Modifications etc. Except as otherwise provided in this Section 24(e): (i) neither this Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought; and (ii) no termination, amendment, supplement, waiver or modification of this Lease shall be effective to increase the obligations or liabilities, or decrease the rights, of any party hereto without the written consent of such party. Notwithstanding the foregoing, so long as this Lease is subject to the Assignment Agreement or any Aircraft is subject to the Lien of the Finance Lease, no termination, amendment, supplement, waiver or other modification of this Lease or any term hereof shall be effective without the prior written consent of the Finance Lessor.

(f) Headings and Table of Contents. The headings of the Sections, subsections and paragraphs and the table of contents of this Lease have been inserted for convenience of reference only and shall in no way expand, restrict, define or otherwise modify any of the terns or provisions hereof.

(g) Currency. All amounts and moneys referred to in this Lease shall be construed to mean money which at the time of payment is lawful money of the United States.

(h) Severability. If any term or provision hereof or the application thereof to any circumstance shall, in any jurisdiction and to any extent, be invalid or unenforceable, such term or such provision shall be ineffective as to such jurisdiction to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable. To the extent permitted by applicable law, the parties hereto hereby waive any provision thereof that renders any term or provision hereof invalid or unenforceable in any respect.

(i) Entire Agreement. This Lease (including any and all appendices, schedules and exhibits hereto) and the other Operative Agreements supersede all prior agreements, written or oral, between or among any of the parties hereto relating to the transactions contemplated hereby and thereby and each of the parties hereto represents and warrants to the others that this Lease and the other Operative Agreements constitute the entire agreement among the patties relating to the transactions contemplated hereby and thereby.

(j) Title. This Lease shall constitute an agreement of lease, and nothing herein shall be construed as conveying to the Lessee any right, title or interest in the Aircraft except as a lessee only.

Section 25. Bankruptcy; True Lease. It is the intention of the parties that the Lessor and the Finance Lessor shall be entitled to the benefits of Section 1110 with respect to the right to repossess the Airframes, Engines and Parts as provided herein, and in any circumstances where more than one construction of the terms and conditions of this Lease is possible, a construction which would preserve such benefits shall control over any construction which would not preserve such benefits or would render them doubtful. To the extent consistent with the provisions of Section 1110, it is hereby expressly agreed and provided that, notwithstanding any other provisions of the Federal bankruptcy laws, as amended from time to time, any right of the Lessor and the Finance Lessor to take possession of the Aircraft in compliance with the provisions of this Lease shall not be affected by the provisions of 11 U.S.C. § 362 or § 363, as amended from time to time, or any analogous provisions of any superseding statute or any power of the bankruptcy court to enjoin such taking of possession.

Without limiting the foregoing, the parties intend that this agreement shall be treated as a lease for federal income tax purposes.

IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease to be duly executed as of the day and year first above written.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
not in its individual capacity (except as expressly stated herein) but solely as Owner Trustee, as Lessor

By:
Name: Title:

ABX AIR, INC., as Lessee

By:
Name: Joe Hete Title: President

1Receipt of this original counterpart of the foregoing Lease is hereby acknowledged on this          day of                             , 2001.

MITSUI & CO., LTD.

By:
Name: Title:

[1]	This receipt and signature contained in the original counterpart only.

APPENDIX A

LEASE OF THREE BOEING MODEL 767-200 AIRCRAFT

DEFINITIONS RELATING

TO

OPERATIVE AGREEMENTS

DATED AS OF AUGUST 21, 2001

In each Operative Agreement, unless the context otherwise requires:

(a) any term defined below by reference to another instrument or document shall continue to have the meaning ascribed thereto whether or not such other instrument or document remains in effect;

(b) words importing the singular include the plural and vice versa;

(c) words importing a gender include any gender;

(d) a reference to a part, clause, party, section, article, exhibit or schedule is a reference to a part and clause of, and a party, section, article, exhibit and schedule to, such Operative Agreement;

(e) a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, ordinances or laws varying, consolidating or replacing them, and a reference to a statute includes all regulations, proclamations and ordinances issued or otherwise applicable under the statute;

(f) a reference to a document defined or referred to herein shall be deemed references to such document as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time in accordance with their respective terms and as permitted in accordance with the provisions of the Participation Agreement;

(g) a reference to a party to a document includes that party’s permitted successors and permitted assigns;

(h) the phrase “without limitation” shall always be deemed to follow “include” or “including”;

(i) references to sub-sections or sub-clauses are to be construed as references to a sub-section or sub-clause of the section or clause in which such reference appears;

(j) section and clause headings and the table of contents in each Operative Agreement are inserted for convenience of reference only and shall be ignored in the interpretation of said Operative Agreement; and

(k) except as otherwise provided in the Operative Agreements, all references to the Lessee, Owner Trustee, or the Finance Lessor shall be deemed to refer to such Person however designated in the Operative Agreements, so that (X) a reference to the rights or duties of the Owner Trustee under the Operative Agreements shall be deemed to include the rights or duties of such Person as the Lessor under the Lease, as the Guaranteed Party under the Guaranty, as Assignor under the Assignment Agreement, and as Finance Lessee under the Finance Lease and (Y) a reference to the rights or duties of the Finance Lessor under the Operative Documents shall be deemed to include the rights or duties of such Person as the Assignee under the Assignment Agreement.

“Actual Knowledge” means, as it applies to any party to the Operative Agreements, actual knowledge of, including any written notices received by, a Responsible Officer of such party.

“Additional Insureds” means the Lessor as owner of the Aircraft, the Participants and when used in Section 11(a) of the Lease, it also includes the Trust Company in its individual capacity.

“Affiliate” of any Person means any other Person directly or indirectly controlling, directly or indirectly controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise, provided (but without limiting the foregoing) that no pledge of voting securities of any Person without the current right to exercise voting rights with respect thereto shall by itself be deemed to constitute control over such Person.

“After-Tax Basis” shall mean, in the case of any amount payable to or on behalf of any Indemnified Person, that such amount shall be increased so that net of all Taxes (after giving effect to any current deductions, allowances or reliefs arising therefrom or from the expense or liability for which the underlying payment is made) actually (except as provided below) required to be paid by such Indemnified Person with respect to the receipt or accrual by it of such increased amount, the remaining amount shall be equal to the amount otherwise payable. For purposes of computing the net amount of Taxes actually required to be paid by the Owner Participant or any Affiliate thereof, such Person shall be presumed to be subject to United States Federal income tax as the minimum marginal statutory rate of United States Federal income tax generally applicable to corporations from time to time.

“Aircraft” means each of the Airframes, together with the two Engines initially installed on each such Airframe when delivered and leased under the Lease (or any Replacement Engine), whether or not any of such initial or substituted Engines may from time to time be installed on such Airframe or on any other airframe.

“Aircraft Documentation” means with respect to any Aircraft, Engine or Part, (a) all books, logs, manuals and data, and inspection, maintenance, modification and overhaul records (including all job cards) and any certificates or documents as are required to be maintained with

2

respect to such Aircraft, Engine or Part under applicable rules and regulations of the FAA or by applicable guarantees or warranties of any manufacturer or supplier of any Aircraft, Engine or Part or by any applicable requirements of any insurer to be kept or maintained with regard to such Aircraft, Engine or Part and (b) all such records as shall be necessary to constitute complete, accurate and current records (i) in accordance with good aeronautical practice of flights made by such Aircraft, Engine or Part, (ii) of all maintenance modifications and repairs carried out and all incidents and damage occurring to such Aircraft, Engine or Part and (iii) to show the location of such Aircraft, Engine or Part.

“Airframe” means (a) as the context may require, any or all of the Boeing 767-200 airframes (excluding Engines or engines from time to time installed thereon), to be acquired by the Owner Trustee under the Participation Agreement and to be leased by the Owner Trustee to the Lessee under the Lease and a Lease Supplement (such airframe to have the United States Federal Aviation Administration Registration Number and Manufacturer’s serial number specified in such Lease Supplement) as more particularly described in the Lease Supplement covering such Airframe, and (b) any and all Parts, so long as the same shall be incorporated or installed in or attached to such Airframe or so long as title thereto shall remain vested in the Lessor in accordance with the terms of Section 8(a) of the Lease after the removal from such Airframe.

“Applicable Laws” means all applicable laws, ordinances, judgments, decrees, injunctions, writs and orders of any court, arbitrator or Governmental Authority and rules, regulations, orders, interpretations, licenses and permits of any Governmental Authority.

“Applicable Tax Laws” has the meaning set forth in Section 15(a) of the Participation Agreement.

“Appraisal Procedure” means the procedure specified in the succeeding sentences for determining an amount, value or period as the case may be. If either party to the Lease shall have given written notice to the other party requesting determination of such amount, value or period by the Appraisal Procedure, the Owner Trustee shall appoint a qualified independent appraiser within 15 days after notice is given. If the Lessee concurs with the amount, value or period determined by the appraiser, such appraiser’s determination shall be final; if the Lessee does not so concur, the Lessee shall so notify the Owner Trustee and within 15 days after receipt of the appraisal of the Owner Trustee’s appraiser, the Lessee may appoint its own qualified independent appraiser. If the amount, value or period determined by the Lessee’s appraiser differs from the amount, value or period determined by the Owner Trustee’s appraiser, then the two appraisers shall jointly appoint a third independent appraiser within 30 days after the Owner Trustee has received the appraisal of the Lessee’s appraiser. If no such third appraiser is appointed within 30 days after receipt of such appraisal, either party may apply to the American Arbitration Association to make such appointment, and both parties shall be bound by any such appointment. Any appraiser appointed pursuant to the foregoing procedure shall be instructed to determine the amount, value or period within 30 days after his appointment. If three appraisers shall be appointed, the determination of the appraiser that shall differ most from the average of the other two shall be excluded, the remaining two determinations shall be averaged and such average shall constitute the determination of the appraisers; provided, however, that if the determinations of two appraisers shall diverge equally from such average, all three

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determinations shall be averaged and such average shall constitute the determination of the appraisers. The fees and expenses of appraisers shall be paid (i) in the case of Section 15 of the Lease or Section 15 of the Participation Agreement, by the Lessee and (ii) in all other cases, equally by the Lessee and the Lessor.

“Approved Air Carrier” means United Parcel Service, Inc. and FedEx Corporation.

“Assignment Agreement” means the Assignment Agreement dated August 21, 2001, between the Owner Trustee, as assignor and the Finance Lessor, as assignee.

“Airframe Warranty Assignment” means (i) with respect to each Aircraft, the Maintenance Warranty Assignment dated as of August 21, 2001 between Lessee, as assignor, and Owner Trustee, as assignee, and acknowledged by Triad International Maintenance Corporation and (ii) with respect to the Aircraft bearing Manufacturer Serial Numbers 23018 and 23019 respectively, the Modification Warranty Assignment dated as of August 21, 2001 between Lessee, as assignor, and Owner Trustee, as assignee, and acknowledged by Israel Aircraft Industries Ltd., in each case, in the form attached to the Participation Agreement as Exhibit B.

“Bankruptcy Code” means the Bankruptcy Code of 1978, as amended, or any comparable successor law.

“Basic Rent” means (a) for purposes of the Lease, the rent payable pursuant to Section 3(b) of the Lease, (b) for purposes of the Finance Lease, the rent payable pursuant to Section 3(b) of the Finance Lease, and (c) for purposes of the other Operative Agreements, as the context may require, the either or both of the meanings set forth in (a) and (b) above.

“Basic Term” means the period specified for such term in Exhibit E to the Lease, or such shorter period as may result from earlier termination of the Lease as provided therein.

“Basic Term Commencement Date” means the Delivery Date.

“Bill of Sale” means a full warranty bill of sale covering an Aircraft executed by the Lessee in favor of the Owner Trustee.

“Business Day” means any day of the year other than a Saturday, Sunday or a holiday on which banks are required or authorized by law to close in New York, New York and if the applicable day relates to the fixing of the LIBO Rate or a notice with respect to the LIBO Rate, a day on which dealings in U.S. deposits are also carried on in the London interbank Eurodollar market and banks are open for business in London.

“Certificated Air Carrier” means a United States domestic air carrier engaged in regularly scheduled air transportation of passengers or property within the United States that is a citizen of the United States (as defined in Section 40102(a)(15) of the Federal Aviation Act) holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of the Federal Aviation Act for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo.

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“Change in Law” means, in each case after the Delivery Date, any implementation, introduction, abolition, withdrawal or variation of any Applicable Law, regulation, published practice or concession or official directive, ruling, request, notice, guideline. statement of policy or practice statement by any Governmental Authority (whether or not having the force of law but in respect of which compliance by banks or other financial institutions in the relevant jurisdiction is generally, customary) or any change in any interpretation, or the introduction or making of any new or further interpretation, or any new or different interpretation by any court, tribunal, governmental, revenue, international, national, fiscal or other competent authority or compliance with any new or different request or direction (in either case whether or not having the force of law but in respect of which compliance by banks or other financial institutions in the relevant jurisdiction is generally customary) from any Governmental Authority.

“Civil Reserve Air Fleet Program” means the Civil Reserve Air Fleet Program administered by the United States Government pursuant to Executive Order 11490, as amended, as superseded by Executive Order 12656, or any substantially similar program of the United States Government.

“Code” means the Internal Revenue Code of 1986, as amended, and any reference to a provision or provisions of the Code shall also mean and refer to any successor provision or provisions, however designated or distributed.

“Collateral” has the meanings specified in the Finance Lease and the Assignment Agreement.

“Collateral Agreements” means any of the Operative Agreements included in the Collateral specified in this Finance Lease or in the Assignment Agreement.

“Commitment”, as to any Participant, means the amount specified as its Commitment opposite its name in Schedule I to the Participation Agreement.

“Consolidated Tangible Net Worth” means, with respect to any Person, the total of all assets of such Person and its subsidiaries, less the sum (without duplication) of: (1) the amount, if any, at which intangible assets (including goodwill, trade names, trademarks, patents, and organization expense) and unamortized debt discount and expense appear on such balance sheet, (2) any write-up of fixed assets after the Delivery Date and (3) all liabilities.

“Default” means an Event of Default or an event or condition that, with the giving of notice or the lapse of time or both, would become an Event of Default.

“Delivery Date” means, with respect to the Aircraft, such date (not later than August 23, 2001), as shall be designated by the Lessee in accordance with Section 3(a) of the Participation Agreement, on which the Aircraft are sold to the Owner Trustee and leased by the Owner Trustee to the Lessee.

“Delivery Notice” means the notice to be issued and delivered by the Lessee in respect of the scheduled Delivery Date for an Aircraft pursuant to Section 3(a) of the Participation Agreement.

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“Dollars” and “$” means lawful currency of the United States of America.

“Engine” means (a) each of the General Electric model CF6-80A engines listed by manufacturer’s serial number in a Lease Supplement, and originally installed on the Airframe covered by such Lease Supplement, whether or not from time to time thereafter installed on an Airframe or any other airframe, (b) any Replacement Engine, whether or not from time to time thereafter installed on an Airframe or any other airframe and (c) any and all Parts, so long as the same shall be incorporated or installed in or attached to an Engine or so long as title thereto shall remain vested in the Lessor in accordance with the terms of Section 8 of the Lease after the removal from such Engine. The term “Engines” means, as of any date of determination, all Engines then leased under the Lease.

“Engine Manufacturer” means General Electric Company, a New York corporation.

“Engine Warranty Assignment” means, with respect to each Aircraft, the Engine Warranty Assignment dated as of August 21, 2001, between Lessee, as assignor, and Owner Trustee, as assignee, and acknowledged by Delta Airlines, Inc., in the form attached to the Participation Agreement as Exhibit B.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any comparable successor law.

“Event of Default” has the meaning specified in Section 14 of the Finance Lease.

“Event of Loss”, with respect to any Aircraft, any Airframe or any Engine means any of the following event: (a) the destruction of such property, (b) damage to such property that renders repair uneconomic or that renders such property permanently unfit for normal use, (c) any damage to such property that results in an insurance settlement with respect to such property on the basis of a total loss or a constructive or compromised total loss, (d) the confiscation or condemnation of, or requisition of or taking of title to, such property by any Governmental Authority or purported governmental authority, (e) the theft, hijacking or disappearance of such property for a period in excess of the lesser of 30 consecutive days and the balance of the relevant Lease Term, (f) the seizure of, or requisition of use of, such property by any Governmental Authority or purported governmental authority, provided that in the case of any Aircraft or any Airframe such seizure or requisition shall have resulted in the loss of possession of such property by the Lessee (or, if any sublease is then in effect, any sublessee) for a period in excess of the lesser of (i) the balance of the relevant Lease Term, (ii) (A) in the case of a seizure or requisition by a United States Governmental Authority, 180 consecutive days or (B) in the case of a seizure or requisition by any other Governmental Authority, 30 consecutive days, and (iii) the date of receipt of insurance or condemnation proceeds with respect thereto, (g) as a result of any rule, regulation, order or other action by the FAA or other governmental body of the Government of Registry of the Aircraft having jurisdiction, the use of such property for the transportation of cargo in the normal course of the business of air transportation shall have been prohibited for a period of three consecutive months or unless the Lessee (or, if a sublease is then in effect, the sublessee), prior to the expiration of such three-month period, shall have undertaken and shall be diligently carrying forward all steps that are necessary or desirable to permit the normal use of such property by the Lessee (or, if a sublease is then in effect, the sublessee) or, in

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any event, if such use shall have been prohibited for a period of six consecutive months or shall have been prohibited beyond the end of the relevant Lease Term, (h) any divestiture of title to an Engine treated as an Event of Loss pursuant to clause (ii) or (v) of the first paragraph of Section 7(c) of the Lease or (i) with respect to an Engine, the failure of such Engine to remain attached to an Airframe for thirty five (35) consecutive days; provided that, this clause (i) shall not apply during any period when such Engine is undergoing maintenance in accordance with Section 7(a)(ii) of the Lease or is installed on another airframe in accordance with Section 7(c) of the Lease. An Event of Loss with respect to any Aircraft shall be deemed to have occurred if an Event of Loss shall have occurred with respect to the Airframe that is part of such Aircraft.

“Event of Loss Payment Date” has the meaning set forth in Section 10(a) of the Lease.

“Excepted Payments” means (a) proceeds of public liability insurance in respect of any Aircraft payable as a result of insurance claims made, or losses suffered, by the Trust Company in its individual capacity or by the Owner Participant, (b) proceeds of insurance maintained with respect to any Aircraft by or for the benefit of the Owner Participant (whether directly or through the Owner Trustee) pursuant to Section 11(e) of the Lease, (c) payments of Supplemental Rent by the Lessee due under Section 14 of the Participation Agreement (or under Section 3(e) of the Lease in respect thereof), (d) Transaction Costs paid or payable by the Lessee to the Trust Company, the Owner Trustee or the Owner Participant, pursuant to Section 17 of the Participation Agreement and (e) any right to enforce the payment of any amount described in clauses (a) through (d) above and the proceeds thereof. For the purposes of this definition, the terms Trust Company, Owner Trustee and Owner Participant shall include all Indemnified Persons related thereto.

“Expense” has the meaning set forth in Section 14(a) of the Participation Agreement.

“FAA” means the United States Federal Aviation Administration and any successor agency or agencies thereto.

“FAA Bill of Sale” means an AC Form 8050-2 Bill of Sale covering an Aircraft, executed by the Lessee, as seller in favor of the Owner Trustee, as purchaser, and dated the Delivery Date.

“Fair Market Rental Value”, as to any Aircraft, means the fair market rental value that would be obtained in an arm’s-length transaction between an informed and willing lessee and an informed and willing lessor, in either case under no compulsion, respectively, to lease, for the lease of such property, assuming that Sections 5 and 7 of the Lease shall have been complied with in all respects (except for purposes of Section 15 of the Lease, in which case such Aircraft shall be valued on an “as-is, where-is” basis), which fair market rental value has been either agreed upon by the Lessor and the Lessee or, in the absence of such agreement, determined by the Appraisal Procedure.

“Fair Market Sales Value”, as to any Aircraft, means the fair market sales value of the Aircraft that would be obtained in an arm’s-length transaction between an informed and willing buyer (other than a scrap dealer or a dealer in used equipment) and an informed and willing seller, under no compulsion, respectively, to buy or sell, assuming that Sections 5 and 7 of the

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Lease shall have been complied with in all respects (except for purposes of Section 15 of the Lease, in which case such Aircraft shall be valued on an “as-is, where-is” basis), which fair market sales value has been either agreed upon by the Lessor and the Lessee or, in the absence of such agreement, determined by the Appraisal Procedure.

“Federal Aviation Act” means Title 49 of the United States Code, as amended from time to time, or any replacement thereof.

“FedWire” means the funds transfer system used to transfer reserve balances for immediate available credit among the member banks of the United States Federal Reserve System.

“Finance Lease” or “Finance Lease Agreement” means the Finance Lease Agreement dated as of August 21, 2001, between the Finance Lessor and the Owner Trustee.

“Finance Lease Supplement” means each Finance Lease Supplement, (a) substantially in the form of Exhibit A to the Finance Lease, with respect to any Finance Lease Supplement delivered pursuant to Section 2 of the Finance Lease and describing the Aircraft covered by such Finance Lease Supplement, or (b) in such form, with appropriate modification, with respect to a Finance Lease Supplement delivered pursuant to any other provision of the Finance Lease.

“Finance Lessee” means the Owner Trustee as lessee under the Finance Lease.

“Finance Lessor” means Mitsui & Co., Ltd, a Japanese corporation.

“Fixed Rent” has the meaning set forth in Exhibit D to the Finance Lease.

“Floating Rate” has the meaning set forth in Exhibit D to the Finance Lease.

“Government of Registry” means the United States of America and any agency or instrumentality thereof.

“Governmental Authority” means any U.S. federal, state, county, municipal or other governmental or regulatory authority, agency, board, body, commission, instrumentality, court or quasi-governmental authority or similar non-U.S. authority.

“Guaranty” means the Guaranty dated as of August 21, 2001 made by each of the Guarantors in favor of the Owner Trustee.

“Guarantors” means, as the context may require, either or both of (a) Airborne, Inc., a Delaware corporation, and (b) Airborne Express, Inc., a Delaware corporation.

“Holder” means any holder of an interest in the Finance Lease.

“Indemnified Persons” means the Owner Participant, the Finance Lessor, the Remarketing Agent, the Owner Trustee (both in its individual capacity and as Owner Trustee), the Trust Estate, and the respective successors and assigns thereof, and the officers, directors, servants, agents and Affiliates of any thereof.

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“Lease” or “Lease Agreement” means the Lease Agreement dated as of August 21, 2001, between the Owner Trustee and the Lessee.

“Lease Default” means a Lease Event of Default under the Lease or an event or a condition that, with the giving of notice or lapse of time or both, would become a Lease Event of Default.

“Lease Event of Default” means any event or condition defined as a “Lease Event of Default” in Section 14 of the Lease.

“Lease Supplement” means each Lease Supplement, (a) substantially in the form of Exhibit A to the Lease, with respect to any Lease Supplement delivered pursuant to Section 2 of the Lease and describing the Aircraft covered by such Lease Supplement, or (b) in such form, with appropriate modification, with respect to a Lease Supplement delivered pursuant to any other provision of the Lease.

“Lease Term” means the Term.

“Lessee” means ABX Air, Inc., a Delaware corporation.

“Lessee Party” means, as the context may required, any or all of the Lessee and the Guarantors.

“Lessor” means the Owner Trustee as lessor under the Lease.

“Lessor Liens” means any Lien on the Trust Estate arising as a result of (a) claims against the Lessor, the Trust Company, in its individual capacity, or the Owner Participant, that are not related to the transactions contemplated by the Operative Agreements, (b) any act or omission of the Owner Participant, the Lessor or the Trust Company, in its individual capacity, that is not related to the transactions contemplated by the Operative Agreements or is in violation of any of the terms of the Operative Agreements, (c) claims against the Owner Participant, the Lessor, the Trust Company (in its individual capacity), the Trust Estate, or the trust created by the Trust Agreement, with respect to Expenses (as such term is defined in Section 14 of the Participation Agreement) or Taxes against which the Lessee is not required to indemnify the Owner Participant, the Lessor, the Trust Company (in its individual capacity), the Trust Estate, or the trust created by the Trust Agreement, pursuant to Section 14 of the Participation Agreement or (d) claims against the Lessor or the Owner Participant arising out of any voluntary transfer by the Lessor or the Owner Participant of all or any portion of the respective interests of the Lessor or the Owner Participant in any Aircraft, the Trust Estate or the Operative Agreements other than a transfer of an Aircraft pursuant to Section 10 of the Lease, a transfer pursuant to the exercise of the remedies set forth in Section 15 of the Lease, or any other transfer following a Lease Event of Default; provided, however, that any Lien which is attributable solely to the Trust Company or the Owner Participant and would otherwise constitute a Lessor Lien hereunder shall not constitute a Lessor Lien hereunder (but without limiting the ultimate responsibility of such Person with respect to such Lien) so long as (a) the existence of such Lien poses no material risk of the sale, forfeiture or loss of any Airframe or any Engine or any interest therein, (b) the existence of such Lien does not interfere in any way with the use or operation of any Aircraft by

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the Lessee and (c) the Trust Company or the Owner Participant, as the case may be, is diligently contesting such Lien by appropriate proceedings.

“Lessor’s Cost” means the amount set forth in Exhibit E to the Lease.

“Letter of Credit” means an irrevocable standby letter of credit in substantially the form of Exhibit B to the Lease issued by Wachovia Bank N.A. or another financial institution chartered in the United States reasonably acceptable to Lessor and the Finance Lessor.

“LIBO Rate” means, in relation to any Rent Period for any Aircraft and any unpaid sum and any period for which the same is to be established, the rate per annum determined by the Finance Lessor to be the arithmetic mean (rounded upwards, if not already such a multiple, to the nearest whole multiple of one-sixteenth of one percent (1/16%) of the offered rates (if any) appearing on Telerate page 3750 of the British Bankers’ Association LIBOR screen (or any replacement page) for deposits in Dollars equal, or as close as practicable, to the period for which such rate is to be determined at 11:00 a.m. (London time) on second Business Day in London prior to the first day of such Rent Period or other period; provided that, if at 11:00 a.m. (London time) on the relevant date for determination no such rate is appearing on Telerate page 3750 of the British Bankers’ Association LIBOR screen, then the “LIBO Rate” means the rate per annum determined by the Finance Lessor to be the rate at which the Finance Lessor obtains its LIBOR funding of the Outstanding Purchase Price for such Aircraft for such Rent Period or other period (or as close as practicable to such periods) on the determination date for such Rent Period or other period.

“LIBOR Break Funding Amount” means the amount, if any, required to compensate Finance Lessor for any losses, costs or expenses which it may incur as the result of the prepayment or payment, or the failure to make any such prepayment or payment on the date irrevocably scheduled therefor, of any Basic Rent or Stipulated Loss Value under the Finance Lease on a date other than the last day of the then current Rent Period therefor for any reason whatsoever, whether as a result of a voluntary or mandatory prepayment or an Event of Default or otherwise, which amount shall equal the excess, if any, of (i) the amount of interest which otherwise would have accrued on the amount so prepaid or paid to the last day of such Rent Period (the “Break Period”) at the LIBO Rate therefor over (ii) the interest component of the amount Finance Lessor would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to the Break Period (as determined by the Finance Lessor). In connection with any demand by the Finance Lessor for the payment of any LIBOR Break Funding Amounts, the Finance Lessor shall furnish the Finance Lessee and the Lessee a certificate setting forth in reasonable detail the computation of such amount.

“Lien” means any lien, mortgage, encumbrance, pledge, charge, lease, easement, servitude, disposition of title, right of others, security interest or claim of any kind, including any thereof arising under any conditional sale or other title retention agreement.

“Maintenance Reserves” has the meaning set forth in Section 8(q) of the Participation Agreement.

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“Management Agreement” means the Management Agreement dated as of August 15, 2001 between the Owner Participant and Tombo Aviation Inc., as the manager.

“Manufacturer” means The Boeing Company, a Delaware corporation.

“Non-U.S. Person” means any financial institution or corporation not organized under the laws of the United States of America or any state thereof.

“New Trustee” has the meaning set forth in Section 16(b) of the Participation Agreement.

“Officer’s Certificate” means, as to any corporation, a certificate of such corporation signed in its name and on its behalf by the President, any Vice President, any Assistant Vice President, the Secretary, the Treasurer or any Assistant Treasurer of such corporation and, as to any other entity, a certificate of any such entity signed in its name and on its behalf by any individual generally authorized to execute and deliver contracts, or generally or specifically authorized to execute and deliver certificates under the Operative Agreements, on behalf of such entity.

“Operative Agreements” means the Participation Agreement, the Trust Agreement, the Lease (including any Lease Supplements), the Guaranty, the Assignment Agreement, the Finance Lease (including any Finance Lease Supplements), each FAA Bill of Sale, each Bill of Sale, each OT Bill of Sale, the Management Agreement, the Airframe Warranty Assignment and the Engine Warranty Assignment.

“Opinion of Counsel” means an opinion of counsel selected by the Lessee and expert in the laws of the jurisdiction to which such opinion relates, such counsel, and the form and scope of such opinion, to be satisfactory to the Lessor and each Participant.

“OT Bill of Sale” means a full warranty bill of sale covering an Aircraft executed by the Owner Trustee in favor of the Finance Lessor.

“Outstanding Purchase Price” means, with respect to an Aircraft on any day, the Stipulated Loss Value for such Aircraft under the Finance Lease on the last Rent Payment Date immediately preceding such day.

“Overall Transaction” means all the transactions and activities referred to in, effected by, or contemplated by the Operative Agreements.

“Overdue Rate” means a per annum interest rate equal to the greater of the Prime Rate or the Floating Rate, plus in either case 2% per annum, computed on the basis of the actual number of days elapsed over a year of 360 days.

“Owner Participant” means the Person executing the Participation Agreement as the Owner Participant, and its successors and permitted assigns, and shall also include any Person to which such Person (or any successor) shall transfer its right, title and interest in and to the Trust Estate in accordance with Section 18 of the Participation Agreement.

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“Owner Trustee” means Wells Fargo Bank Northwest, National Association, a national banking association, not in its individual capacity (except as expressly provided in the Participation Agreement and the Finance Lease) but solely as trustee under the Trust Agreement, and its successors as trustee thereunder.

“Participant” means, as the context may require, either or both of the Owner Participant and the Finance Lessor.

“Participation Agreement” means the Participation Agreement dated as of August 16, 2001, among the Lessee, the Finance Lessor, the Owner Participant and the Owner Trustee.

“Parts” means all appliances, parts, accessories, furnishings and instruments, appurtenances, other equipment (including all buyer-furnished and buyer-designated equipment) of whatever nature (other than complete Engines or engines) which may from time to time be incorporated or installed in or attached to an Airframe or any Engine and (b) any Replacement Part which may from time to time be substituted for a Part leased under the Lease; all such appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment removed from an Airframe or any Engine so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 8 of the Lease or the same shall be subject to the Lien of the Finance Lease.

“Permitted Investments” means (i) direct obligations of the United States of America and agencies guaranteed by the United States government having a final maturity of 90 days or less from date of purchase thereof; (ii) certificates of deposit issued by, bankers’ acceptances of, or time deposits with, any bank, trust company or national banking association incorporated or doing business under the laws of the United States of America or one of the states thereof having combined capital and surplus and retained earnings as of its last report of condition of at least $500,000,000 and having a long-term debt rating of AA or better by Standard & Poor’s, a division of McGraw-Hill Inc. (“S&P”), and Aa2 or better by Moody’s Investors Service, Inc. (“Moody’s”) and having a final maturity of 90 days or less from date of purchase thereof; (iii) commercial paper of any holding company of a bank, trust company or national banking association described in clause (ii) and commercial paper of any corporation or finance company incorporated or doing business under the laws of the United States of America or any state thereof having a rating assigned to such commercial paper of A1 by S&P and P1 by Moody’s (or, if neither such organization shall rate such commercial paper at any time, a rating equal to the highest ratings assigned by any two nationally recognized rating organizations in the United States of America) and having a final maturity of 90 days or less from the date of purchase thereof; or (iv) repurchase agreements with any financial institution having combined capital and surplus and retained earnings as of its last report of condition of at least $100,000,000 when subject to an executed master repurchase agreement and which are fully collateralized by obligations described in clause (i) above where delivery must be taken, and having a final maturity of 90 days or less from the date of purchase thereof; provided that except for investments described in clauses (i) and (iv) above, no more than the greater of $10,000,000 or 50% of the principal amount invested may be invested as “Permitted Investments” in any one corporation, bank holding company, bank, trust company or national banking association at any given time. If none of the above investments are available, the entire amount to be invested may be used to purchase Federal Funds overnight from an entity described in clause (ii) above.

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Whenever a Lease Event of Default exists, “Permitted Investments” means only those investments described in clause (i) above or in the preceding sentence.

“Permitted Liens” means (a) the respective rights of the Lessor and the Lessee as provided in the Lease and the rights of the Participants under the Trust Agreement, the Finance Lease and the Participation Agreement, (b) the rights of others under agreements and arrangements to the extent permitted by the terms of Sections 7(c) and 8(b) of the Lease, (c) Lessor Liens, (d) Liens for taxes payable by the Lessee either not yet due or being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of any Airframe, any Engine, any other part of the Collateral or interest therein and do not interfere with the use of any Airframe or any Engine or any payment due under the Operative Agreements, (e) materialmen’s, mechanics’, workers’, repairers’, employees’, suppliers’, airport operators’, air traffic control authorities’ or other like Liens arising in the ordinary course of business by operation of law, for amounts the payment of which is either not yet delinquent or is being contested in good faith (and for the payment of which adequate reserves have been provided) by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of any Airframe, any Engine, any other part of the Collateral or interest therein and do not interfere with the use of any Airframe or any Engine or any payment due under the Operative Agreements, (f) Liens arising out of judgments or awards against the Lessee with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of any Airframe, any Engine, any other part of the Collateral or interest therein and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding for review, and (g) any other Lien with respect to which the Lessee shall have provided a bond or other security satisfactory to the Lessor and the Finance Lessor; provided, that no Lien referred to in clauses (d), (e), (f) or (g) shall be a “Permitted Lien” if it involves a material risk of criminal liability to the Lessor, the Owner Participant, or the Finance Lessor.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Plan” means any “employee benefit plan” as defined in Section 3(3) of ERISA.

“Prime Rate” means the rate of interest publicly announced by Citibank, N.A. at its principal offices in New York, New York from time to time as its prime rate of interest.

“Purchase Price” shall have the meaning set forth in Exhibit E to the Finance Lease.

“Reasonable Basis” means the support required by American Bar Association Formal Opinion 85-352 for a position which a lawyer may properly advise a client to take on a tax return in accordance with that opinion.

“Remarketing Agent” means the Person appointed by the Finance Lessor to act as the remarketing agent for the Aircraft and which may be an Affiliate of the Finance Lessor.

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“Renewal Term” means the period specified for such term in Exhibit E to the Lease, or such shorter period as may result from earlier termination of the Lease as provided therein.

“Renewal Term Termination Date” means the date set forth in Exhibit E to the Lease.

“Rent” means Basic Rent and Supplemental Rent, collectively.

“Rent Payment Date” means, in relation to any Aircraft, each date specified as such in the Lease Supplement and the Finance Lease Supplement relating to such Aircraft occurring during the Term for such Aircraft; provided that if a Rent Payment Date would otherwise be a day that is not a Business Day, then such Rent Payment Date shall be the next succeeding Business Day unless the next succeeding Business Day would fall in the next succeeding calendar month, in which case such Rent Payment Date shall be the immediately preceding Business Day.

“Rent Period” means, with reference to any Aircraft, the period commencing on and including the Delivery Date for such Aircraft and ending on, but not including, the first Rent Payment Date for such Aircraft thereafter, and thereafter, each successive period commencing on and including the last day of the immediately preceding Rent Period for such Aircraft and ending on, but not including, the next succeeding Rent Payment Date for such Aircraft.

“Replacement Engine” means any engine substituted for an Engine pursuant to Section 10(b) of the Lease.

“Replacement Part” means any appliance, part, accessory, furnishing, instrument, appurtenance, other item of equipment of whatever nature (other than complete Engines or engines) which in each case shall be in compliance with the requirements of the Lease and shall have been leased under the Lease and subjected to the Lien of the Finance Lease.

“Responsible Office” means, in the case of any corporation, the President, the Treasurer, the Secretary, any Vice President thereof or any officer of such corporation with responsibility for the transactions contemplated by the Operative Agreements and, as to any other entity, any individual generally authorized to execute and deliver contracts on behalf of such entity and, in the case of the Owner Trustee, any vice president or trust officer in Corporate Trust Administration of the Owner Trustee, or other officer who in the normal performance of his or her operational responsibility would have knowledge of such matters and the requirements with respect thereto.

“SEC” means the United States Securities and Exchange Commission and any successor agencies thereto.

“Section 1110” means 11 U.S.C. § 1110, or any successor provision of United States bankruptcy law analogous in purpose and effect.

“Section 1110 Person” is a “citizen of the United States,” as such term is used in 49 U.S.C. §40102(a)(15), and is an air carrier holding a valid air carrier operating certificate issued pursuant to 49 U.S.C. Chapter 447 for aircraft capable of carrying 10 or more individuals or 6000 pounds or more of cargo.

14

“Secured Obligations” has the meanings specified in the Finance Lease and the Assignment Agreement.

“Security Deposit” has the meaning set forth in Exhibit E to the Lease.

“Specified Default” means a Lease Default under Section 14(a), (b), (c), (d), (e), (h), (i), or (j) of the Lease.

“Stipulated Loss Value”, for any Aircraft as of any particular date of computation, means (a) for purposes of the Lease, an amount equal to the amount set forth in Schedule II of the Lease Supplement for such Aircraft opposite the Stipulated Loss Value Date coinciding with such date (or, if not coincident, opposite the Stipulated Loss Value Date next preceding such date), (b) for purposes of the Finance Lease, the sum of (i) the amount set forth under the heading “Stipulated Loss Value” opposite such date in Column B of Schedule II to the Finance Lease Supplement for such Aircraft (or, if such date is not a Rent Payment Date, opposite the immediately preceding Rent Payment Date (or, in the case of any date prior to the first Rent Payment Date, opposite the Delivery Date therefor)) plus (ii) (if such date is not a Rent Payment Date) interest thereon, calculated at the relevant Floating Rate for the Rent Period during which the Stipulated Loss Value is to be paid, for the number of days from (and including) such immediately preceding Rent Payment Date (or the Delivery Date, as the case may be) to but excluding the date on which such Stipulated Loss Value becomes payable and calculated on the basis of a 360 day year and actual number of days elapsed, and (c) for purposes of the other Operative Agreements, as the context may require, either or both of the meanings set forth in clauses (a) and (b) above.

“Stipulated Loss Value Date” for any Aircraft shall mean each date on Schedule II of the Lease Supplement for such Aircraft.

“Substitute Aircraft” shall mean an aircraft owned by the Lessee consisting of a Boeing 767-200 airframe together with two General Electric Model CF6-80A engines installed thereon, and which aircraft is in substantially similar condition and appraised value as the Aircraft available for delivery on the Delivery Date, satisfies each of the conditions precedent set forth in Section 5 of the Participation Agreement, and is otherwise reasonably acceptable to the Finance Lessor. If the replacement of any Aircraft with a Substitute Aircraft and the delivery of such Substituted Aircraft in accordance with the terms and conditions of the Participation Agreement and the other Operative Agreements, such Substitute Aircraft shall be deemed to be an Aircraft for all purposes under the Operative Agreements.

“Supplemental Rent” means any and all amounts, liabilities and obligations, other than Basic Rent, that the Lessee, or the Finance Lessee, as the context may require, assumes or agrees to pay under any Operative Agreement.

“Supplier” means the Manufacturer and any other manufacturer, supplier, contractor or subcontractor (other than the Lessee) of an Aircraft or any component thereof, including the Engines.

“Tax” or “Taxes” shall mean any and all governmental license, documentation, registration, re-registration, landing or similar fees, and any and all taxes (including, without limitation, gross or net income, gross or net receipts, sales, use, value-added, ad valorem,

15

franchise, business transfer, capital, property (tangible and intangible), excise, minimum or alternative minimum taxable income, tax preferences, excess profits, accumulated earnings, capital gains, doing business, net worth and stamp taxes), levies, imposts, duties, charges or withholdings, together with any penalties, fines or interest thereof or additions thereto imposed by any Federal, state or local government or other taxing authority within the United States or by any foreign or international government or taxing authority.

“Term” means (a) for purposes of the Lease, the period of the leasing of an Aircraft to the Lessee pursuant to the Lease, including the Basic Term and, if applicable, the Renewal Term, (b) for purposes of the Finance Lease means the period of the leasing of an Aircraft to the Finance Lessee pursuant to the Finance Lease as specified in Exhibit E to the Finance Lease, or such shorter period as may result from earlier termination of the Finance Lease as provided therein, and (c) for purposes of the other Operative Agreements, as the context may require, either or both of the meanings set forth in clauses (a) and (b) above.

“Transaction Costs” means the following fees, expenses, disbursements and costs, to the extent incurred in connection with the preparation, negotiation, execution and delivery of the Operative Agreements and the purchase and lease of the Aircraft on the Delivery Date:

1.	the fees, expenses and disbursements of counsel referred to in paragraphs (n), (p) and (q) of Section 5 of the Participation Agreement, and any other counsel or special counsel for any of the parties thereto for services rendered in connection with any such transactions by any of such counsel, other than any counsel for the Lessee;

2.	the fees, expenses and disbursements of the Owner Trustee incurred on or prior to the Delivery Date in connection with such transactions;

3.	the fee and out-of-pocket disbursements of the Finance Lessor or any of its Affiliates in connection with such transactions;

4.	the fees, expenses and disbursements of the appraiser referred to in Section 5(k) of the Participation Agreement;

5.	all fees, taxes and other charges payable in connection with the recording or filing of instruments and financing statements described in the Participation Agreement or required pursuant to the provisions of the Finance Lease.

“Trust Agreement” means the Trust Agreement dated as of August 21, 2001, between the Owner Participant and the Trust Company.

“Trust Company” means Wells Fargo Bank Northwest, National Association, a national banking association, in its individual capacity and not as Owner Trustee, and its successors under the Trust Agreement, in their respective individual capacities and not as Owner Trustee.

“Trust Estate” means all estate, right, title and interest of the Owner Trustee in, to and under each Aircraft, the Trust Agreement, the Lease, each FAA Bill of Sale, each Bill of Sale, the Participation Agreement and the Finance Lease and all other Collateral referred to in the

16

Finance Lease or the Assignment Agreement including, without limitation, (i) all amounts of Basic Rent, Supplemental Rent, Stipulated Loss Value and other payments of any kind for or with respect to the Aircraft or payable under any of the foregoing and (ii) any or all payments or proceeds received by the Owner Trustee after the termination of the Lease with respect to the Aircraft as the result of the sale, lease or other disposition thereof.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“Variable Rent” has the meaning set forth in Exhibit D of the Finance Lease.

17

EXHIBIT A to

Lease Agreement

LEASE SUPPLEMENT NO. [    ]

LEASE SUPPLEMENT NO. [    ], dated                                         , between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee under a Trust Agreement dated as of August 21, 2001 (such Owner Trustee, in its capacity as such Owner Trustee, being herein called “Lessor’), and ABX AIR, INC. (“Lessee”).

The Lessor and the Lessee have heretofore entered into that certain Lease Agreement dated as of August 21, 2001, relating to three Boeing 767-200 aircraft (herein called the “Lease Agreement” and the defined terms therein being hereinafter used with the same meanings). The Lease Agreement provides for the execution and delivery of Lease Supplements for the purpose of leasing the Aircraft under the Lease Agreement as and when delivered by the Lessor to the Lessee in accordance with the terms thereof.

The Lease Agreement relates to the aircraft and engines described in Schedule I hereto, and a counterpart of this Lease Supplement is attached thereto and made a part thereof and the Lease, together with this attachment, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document.

NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

1. The Lessor hereby delivers and leases to the Lessee under the Lease Agreement, and the Lessee hereby accepts and leases from the Lessor under the Lease Agreement, the aircraft described in Schedule I hereto (the “Delivered Aircraft”).

2. The Delivery Date of the Delivered Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

3. The Basic Term for the Delivered Aircraft shall commence on the Delivery Date and continue through the date specified in Exhibit E to the Lease unless terminated earlier as provided in the Lease.

4. “Rent Payment Date” means, with respect to the Delivered Aircraft, [            ], 2001, and each [            ], [            ], [            ] and [            ] thereafter occurring during the Basic Term, and if applicable, the Renewal Term for such Aircraft.

5. The Lessee hereby confirms its agreement to pay to the Lessor Basic Rent for the Aircraft in accordance with the Lease Agreement, as supplemented by this Lease Supplement.

6. The Lessee hereby confirms to the Lessor that the Lessee has accepted the Delivered Aircraft for all purposes hereof and of the Lease Agreement as being airworthy, in accordance with specifications, in good working order and repair and without defect or inherent vice in title, condition, design, operation or fitness for use, and free and clear of all Liens except

Lessor Liens; provided, however, that nothing contained herein or in the Lease Agreement shall in any way diminish or otherwise affect any right the Lessee or the Lessor may have with respect to the Aircraft against the Manufacturer, or any other Supplier or any subcontractor or supplier of the Manufacturer, or any other Supplier under any purchase agreement or otherwise.

7. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

8. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall, subject to the immediately succeeding sentence, be an original, but all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Lease Supplement constitutes Chattel Paper (as the term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Finance Lessor on the signature page thereof.

9. THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

2

IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease to be duly executed as of the day and year first above written.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity (except as expressly stated herein) but solely as Owner Trustee, as Lessor

By:
Name: C. Scott Nielsen
Title: Vice President

ABX AIR, INC., as Lessee

By:
Name: Joe Hete
Title: President

IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Lease to be duly executed as of the day and year first above written.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity (except as expressly stated herein) but solely as Owner Trustee, as Lessor

By:
Name: C. Scott Nielsen
Title: Vice President

ABX AIR, INC., as Lessee

By:
Name: Joe Hete
Title: President

2Receipt of this original counterpart of the foregoing Lease Supplement No.             , is hereby acknowledged on this              day of                                 ,             .

MITSUI & CO., LTD.

By:
Name:
Title:

2 This receipt and signature contained in the original counterpart only.

SCHEDULE I

TO LEASE SUPPLEMENT NO. [        ]

DESCRIPTION OF AIRFRAME AND ENGINES

AIRFRAME

Manufacturer	FAA Registration No.	Manufacturer’s Model	Manufacturer Serial No.
The Boeing Company		767-200

ENGINES

Manufacturer	Manufacturer’s Model	Manufacturer Serial No.
General Electric Company	CF6-80A
General Electric Company	CF6-80A

Each Engine is of 750 or more “rated take-off horsepower” or the equivalent of such horsepower.

SCHEDULE II

TO LEASE SUPPLEMENT NO. [        ]

Stipulated Loss Value Schedule3

Stipulated Loss Value Date	Stipulated Loss Value

3 Stipulated Loss Values are due in addition to any advance or arrears rent due on the same date.

EXHIBIT B

to Lease Agreement

[FORM OF LETTER OF CREDIT]

EXHIBIT C

to Lease Agreement

AIRCRAFT DOCUMENTATION

The following documentation shall be delivered with each Aircraft. The documentation shall be current and include all up to date revisions.

With respect to each Aircraft:

1.	Certificate of airworthiness (on aircraft)

2.	Certificate of registration (copy)

3.	Certificate of Sanitation (copy)

4.	Operator Specification for 767-200

5.	Certified summary of Airworthiness Directives for Airframe, Engines, APU and components (including, list of repetitive A.D.s), indicating applicability, method of compliance and date (including next due). Dirty fingerprint records providing traceability back to birth. AMOC will be provided as applicable.

6.	Current Status

(a)	Status of time controlled components including landing gear showing intervals since last overhaul and time remaining in hours/cycles and/or days whichever is the limiting, factor. Last shop report showing work done and release tags.

(b)	Certified status sheet with Airframe, Engine, APU and Landing Gear times at delivery including hour/cycle.

(c)	Listing for all major inspections done with dates and hours performed.

7.	All aircraft records, including but not limited to, those required to be kept in accordance with FAA regulation.

8.	List of all Modifications (including service bulletin reference) accomplished on each specific Aircraft, Engines, APU and Components. Copies of applicable STC certificates will be provided. Copies of individual modification orders, with the exception of passenger cabin related modification orders, will be provided by operator on an item by item basis as requested within twenty-four (24) hours of such request and the processing of any request will be expedited on special request.

9.	List of service bulletins incorporated in the Aircraft by each specific Aircraft.

10.	Copy of major repairs showing method of compliance and approvals with dates including FAA Form 8110-3.

11.	List of installed components, airframe, engines, landing gear.

12.	Landing gear life-limited parts must have continuous time in service traceable history to air carriers with FAA-approved or recognized (ICAO signatory) recordkeeping systems. Seller will provide traceable operating history (documentation) for all landing gear life-limited parts installed at current overhaul back to manufacture installation. The documentation must be from a FAA-approved or ICAO-approved aircarrier.

13.	Boeing original Readiness log, as available.

14.	Pilots reports/technical log books for last 6 months.

15.	Status as applicable showing compliance with SID Aging aircraft and CPC’s and actions due and indicating where aircraft has been in a fleet sampling program. Applicable engineering, reports showing incorporation of maintenance planning document requirement for corrosion prevention and control program and SSI tasks into Operator’s Maintenance Program.

16.	All dirty fingerprint paperwork from last accomplishment of each maintenance event within the maintenance program.

17.	Last weighing report

18.	Certification of compliance with Burn certification.

19.	Listing of all oils and fluids.

20.	Powerplant and APU. The following shall be provided for each engine/APU.

(a)	Powerplant records at time of delivery including A.D. summary and Service Bulletin index and modification order listing showing method of compliance, dates, time and cycles of inspection and dates, time and cycles of next inspection if necessary. AMOC will be provided as applicable.

(b)	Certified list of LLPs with back to birth records on the date of delivery with a trail providing a record of continuous time in service and time remaining on each LLP in hour/cycles or time.

(c)	Copy of all shop visits including last test cell report.

(d)	List of all installed components and disk sheets.

(e)	Accident/Incident statement

2

(f)	ECM reports as available with not less than the last 6 months.

(g)	ETOPS compliance report if applicable or certified letter.

(h)	Certified statement as to use of OEM parts only.

(i)	Engine manual showing variation from the manufacturers overhaul procedures (green sheets / Production Permits/or equivalent).

(j)	Return to service document or tag for each engine.

(k)	List of all LRUs installed on each Engine by part number and serial number.

21.	FAA approved flight manual - 1 copy with the aircraft.

22.	Crew and Flight Operations manual - 1 copy with the aircraft.

23.	QRH-1 copy with the aircraft.

24.	Wiring diagram manual - 1 copy with the aircraft

25.	Wiring hookup charts and equipment list - 1 copy with the aircraft

26.	Boeing Weight and balance control and loading manual - 1 copy with the aircraft

27.	Aircraft maintenance manual with supplements - 1 copy with the aircraft

28.	IPC for aircraft, engines and APU - 1 copy with the aircraft.

29.	Structural repair manual - 1 copy per aircraft.

30.	Engine maintenance and build up manual - 1 copy with the aircraft.

31.	Cross reference document showing part numbers and manufacturer’s part number.

32.	Operator letter showing date of last flight data recorder readout and any discrepancies having been corrected in accordance with Maintenance Program.

33.	Electrical load analysis report.

34.	Emergency equipment inventory.

35.	Letter stating if aircraft was ever involved in an accident or incident.

36.	LOPA.

37.	Fault isolation manuals.

3

38.	Deferred items/engineering releases and maintenance carryovers, if any.

39.	Maintenance program JOB cards for “C” and “SC” checks, with tally card list for each check.

40.	Operator shall provide data reasonably necessary to bridge the Maintenance Program to the new Operator’s Maintenance Program.

4

EXHIBIT D

to Lease Agreement

BASIC RENT SCHEDULE

(a) Basic Rent during the Basic Term. The Basic Rent for each Aircraft with respect to the Basic Term shall be payable in arrears as follows:

(i) on the first Rent Payment Date, in an amount equal to the Variable Rent applicable to such Aircraft under the Finance Lease that has accrued from the Delivery Date to such Rent Payment Date, and (ii) thereafter, in forty (40) consecutive quarterly installments on each subsequent Rent Payment Date throughout the Basic Term applicable to such Aircraft, each such installment to be in an amount equal to the sum of: (A) $120,000 for such Aircraft for such Rent Payment Date plus (B) an amount equal to the rent payable for such Aircraft for such Rent Payment Date under the Finance Lease.

(b) Basic Rent during the Renewal Term. The Basic Rent for each Aircraft with respect to the Renewal Term, if any, shall be payable in arrears, in twenty-four (24) consecutive quarterly installments on each applicable Rent Payment Date throughout the Renewal Term applicable to such Aircraft, each such installment to be in an amount equal to the greater of (i) $156,000 and (ii) the Fair Market Rental Value for such Aircraft.

EXHIBIT E

to Lease Agreement

LESSOR’S COST, TERM, SECURITY DEPOSIT, DAILY RENT

Lessor’s Cost: $23,500,000 per Aircraft.

Basic Term: The period from August 21, 2001 through August 20, 2011.

Renewal Term: The period from August 21, 2011 through August 20, 2017.

Renewal Term Termination Date: August 20, 2014

Security Deposit: means the Letter of Credit having a stated amount of not less than three million Dollars ($3,000,000) or any cash deposited in lieu thereof or held by Lessor as the result of any drawing on the Letter of Credit.

Daily Rent: The daily rent payable by the Lessee for an Aircraft pursuant to Section 5(d) shall be $1,710 per day.

LEASE SUPPLEMENT NO. 1

LEASE SUPPLEMENT NO. 1, dated August 21, 2001, between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee under a Trust Agreement dated as of August 21, 2001 (such Owner Trustee, in its capacity as such Owner Trustee, being herein called “Lessor”), and ABX AIR, INC. (“Lessee”).

The Lessor and the Lessee have heretofore entered into that certain Lease Agreement dated as of August 21, 2001, relating to three Boeing 767-200 aircraft (herein called the “Lease Agreement” and the defined terns therein being hereinafter used with the same meanings). The Lease Agreement provides for the execution and delivery of Lease Supplements for the purpose of leasing the Aircraft under the Lease Agreement as and when delivered by the Lessor to the Lessee in accordance with the terms thereof.

The Lease Agreement relates to the aircraft and engines described in Schedule I hereto, and a counterpart of this Lease Supplement is attached thereto and made a part thereof and the Lease, together with this attachment, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document.

NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

1. The Lessor hereby delivers and leases to the Lessee under the Lease Agreement, and the Lessee hereby accepts and leases from the Lessor under the Lease Agreement, the aircraft described in Schedule I hereto (the “Delivered Aircraft”).

2. The Delivery Date of the Delivered Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

3. The Basic Term for the Delivered Aircraft shall commence on the Delivery Date and continue through the date specified in Exhibit E to the Lease unless terminated earlier as provided in the Lease.

4. “Rent Payment Date” means, with respect to the Delivered Aircraft, November 21, 2001, and each February 21, May 21, August 21, and November 21 thereafter occurring during the Basic Term, and if applicable, the Renewal Term for such Aircraft.

5. The Lessee hereby confirms its agreement to pay to the Lessor Basic Rent for the Aircraft in accordance with the Lease Agreement, as supplemented by this Lease Supplement.

6. The Lessee hereby confirms to the Lessor that the Lessee has accepted the Delivered Aircraft for all purposes hereof and of the Lease Agreement as being airworthy, in accordance with specifications, in good working order and repair and without defect or inherent vice in title, condition, design, operation or fitness for use, and free and clear of all Liens except Lessor Liens; provided, however, that nothing contained herein or in the Lease Agreement shall in any way diminish or otherwise affect any tight the Lessee or the Lessor may have with respect to the Aircraft against the Manufacturer, or any other Supplier or any subcontractor or supplier of the Manufacturer, or any other Supplier under any purchase agreement or otherwise.

7. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

8. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall, subject to the immediately succeeding sentence, be an original, but all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Lease Supplement constitutes Chattel Paper (as the term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Finance Lessor on the signature page thereof.

9. THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Supplement to be duly executed as of the day and year first above written.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee, as Lessor

By:
Name: C. Scott Nielsen
Title: Vice President

ABX AIR, INC., as Lessee

By:
Name: Joe Hete
Title: President

IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Supplement to be duly executed as of the day and year first above written.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee, as Lessor

By:
Name:
Title:

ABX AIR, INC., as Lessee

By:
Name: Joe Hete
Title: President

Receipt of this original counterpart of the foregoing Lease Supplement No. 1 is hereby acknowledged on this              day of             ,             .

MITSUI & CO., LTD.

By:
Name:
Title:

SCHEDULE I

TO LEASE SUPPLEMENT NO. 1

DESCRIPTION OF AIRFRAME AND ENGINES

AIRFRAME

Manufacturer	FAA Registration No.	Manufacturer’s Model	Manufacturer Serial No.
The Boeing Company	N784AX	767-200	23017

ENGINES

Manufacturer	Manufacturer’s Model	Manufacturer Serial No.
General Electric Company	CF6-80A	580338

Each Engine is of 750 or more “rated take-off horsepower” or the equivalent of such horsepower.

SCHEDULE II

TO LEASE SUPPLEMENT NO. 1

Stipulated Loss Value Schedule4

Stipulated Loss Value Date	Stipulated Loss Value
11-21-2001	$23,467,917.31
02-21-2002	$23,425,766.30
02-21-2002	$23,373,343.76
08-21-2002	$23,310,442.45
11-21-2002	$23,559,653.11
02-21-2003	$23,797,957.89
05-21-2003	$24,025,136.82
08-21-2003	$24,240,965.50
11-21-2003	$24,223,864.94
02-21-2004	$24,194,951.77
05-21-2004	$24,153,987.83
08-21-2004	$24,100,730.19
11-21-2004	$23,876,823.95
02-21-2005	$23,640,123.47
05-21-2005	$23,390,370.91
08-21-2005	$23,127,303.30
11-21-2005	$22,737,718.55
02-21-2006	$22,334,276.85
05-21-2006	$21,916,699.09
08-21-2006	$21,484,700.57
11-21-2006	$21,037,990.87
02-21-2007	$20,576,273.78
05-21-2007	$20,099,247.12
08-21-2007	$19,606,602.69
11-21-2007	$19,098,026.11
02-21-2008	$18,573,196.68
05-21-2008	$18,031,787.30
08-21-2008	$17,473,464.31
11-21-2008	$16,756,720.25
02-21-2009	$16,022,375.09
05-21-2009	$15,270,074.70
08-21-2009	$14,499.457.89
11-21-2009	$13,568,989.10
02-21-2010	$12,619,459.64
05-21-2010	$11,650,486.15
08-21-2010	$10,661,667.62

4 Stipulated Loss Values are due in addition to any advance or arrears rent due on the same date.

Stipulated Loss Value Date	Stipulated Loss Value
11-21-2010	$9,652,635.20
02-21-2011	$8,622,952.05
05-21-2011	$7,572,213.20
08-21-2011	$6,499,995.33

4

LEASE SUPPLEMENT NO. 2

LEASE SUPPLEMENT NO. 2, dated August 21, 2001, between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee under a Trust Agreement dated as of August 21, 2001 (such Owner Trustee, in its capacity as such Owner Trustee, being herein called “Lessor”), and ABX AIR, INC. (“Lessee”).

The Lessor and the Lessee have heretofore entered into that certain Lease Agreement dated as of August 21, 2001, relating to three Boeing 767-200 aircraft (herein called the “Lease Agreement” and the defined terms therein being hereinafter used with the same meanings). The Lease Agreement provides for the execution and delivery of Lease Supplements for the purpose of leasing the Aircraft under the Lease Agreement as and when delivered by the Lessor to the Lessee in accordance with the terms thereof.

The Lease Agreement relates to the aircraft and engines described in Schedule I hereto, and a counterpart of this Lease Supplement is attached thereto and made a part thereof and the Lease, together with this attachment, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document.

NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

1. The Lessor hereby delivers and leases to the Lessee under the Lease Agreement, and the Lessee hereby accepts and leases from the Lessor under the Lease Agreement, the aircraft described in Schedule I hereto (the “Delivered Aircraft”).

2. The Delivery Date of the Delivered Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

3. The Basic Term for the Delivered Aircraft shall commence on the Delivery Date and continue through the date specified in Exhibit E to the Lease unless terminated earlier as provided in the Lease.

4. “Rent Payment Date” means, with respect to the Delivered Aircraft, November 21, 2001, and each February 21, May 21, August 21, and November 21 thereafter occurring during the Basic Term, and if applicable, the Renewal Term for such Aircraft.

5. The Lessee hereby confirms its agreement to pay to the Lessor Basic Rent for the Aircraft in accordance with the Lease Agreement, as supplemented by this Lease Supplement.

6. The Lessee hereby confirms to the Lessor that the Lessee has accepted the Delivered Aircraft for all purposes hereof and of the Lease Agreement as being airworthy, in accordance with specifications, in good working order and repair and without defect or inherent vice in title, condition, design, operation or fitness for use, and free and clear of all Liens except Lessor Liens; provided, however, that nothing contained herein or in the Lease Agreement shall in any way diminish or otherwise affect any right the Lessee or the Lessor may have with respect to the Aircraft against the Manufacturer, or any other Supplier or any subcontractor or supplier of the Manufacturer, or any other Supplier under any purchase agreement or otherwise.

7. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

8. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall, subject to the immediately succeeding sentence, be an original, but all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Lease Supplement constitutes Chattel Paper (as the term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Finance Lessor on the signature page thereof.

9. THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Supplement to be duly executed as of the day and year first above written.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee, as Lessor

By:
Name: C. Scott Nielsen
Title: Vice President

ABX AIR, INC., as Lessee

By:
Name: Joe Hete
Title: President

IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Supplement to be duly executed as of the day and year first above written.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee, as Lessor

By:
Name:
Title:

ABX AIR, INC., as Lessee

By:
Name: Joe Hete
Title: President

Receipt of this original counterpart of the foregoing Lease Supplement No. 2 is hereby acknowledged on this              day of                             ,             .

MITSUI & CO., LTD.

By:
Name:
Title:

SCHEDULE I

TO LEASE SUPPLEMENT NO. 2

DESCRIPTION OF AIRFRAME AND ENGINES

AIRFRAME

Manufacturer	FAA Registration No.	Manufacturer’s Model	Manufacturer Serial No.
The Boeing Company	N785AX	767-200	23018

ENGINES

Manufacturer	Manufacturer’s Model	Manufacturer Serial No.
General Electric Company	CF6-80A	580239
General Electric Company	CF6-80A	580153

Each Engine is of 750 or more “rated take-off horsepower” or the equivalent of such horsepower.

SCHEDULE II

TO LEASE SUPPLEMENT NO. 2

Stipulated Loss Value Schedule5

Stipulated Loss Value Date	Stipulated Loss Value
11-21-2001	$23,467,917.31
02-21-2002	$23,425,766.30
02-21-2002	$23,373,343.76
08-21-2002	$23,310,442.45
11-21-2002	$23,559,653.11
02-21-2003	$23,797,957.89
05-21-2003	$24,025,136.82
08-21-2003	$24,240,965.50
11-21-2003	$24,223,864.94
02-21-2004	$24,194,951.77
05-21-2004	$24,153,987.83
08-21-2004	$24,100,730.19
11-21-2004	$23,876,823.95
02-21-2005	$23,640,123.47
05-21-2005	$23,390,370.91
08-21-2005	$23,127,303.30
11-21-2005	$22,737,718.55
02-21-2006	$22.334,276.85
05-21-2006	$21,916,699.09
08-21-2006	$21,484,700.57
11-21-2006	$21,037,990.87
02-21-2007	$20,576,273.78
05-21-2007	$20,099,247.12
08-21-2007	$19,606,602.69
11-21-2007	$19,098,026.11
02-21-2008	$18,573,196.68
05-21-2008	$18,031,787.30
08-21-2008	$17,473,464.31
11-21-2008	$16,756,720.25
02-21-2009	$16,022,375.09
05-21-2009	$15,270,074.70
08-21-2009	$14,499,457.89
11-21-2009	$13,568,989.10
02-21-2010	$12,619,459.64

5 Stipulated Loss Values are due in addition to any advance or arrears rent due on the same date.

Stipulated Loss Value Date	Stipulated Loss Value
05-21-2010	$11,650,486.15
08-21-2010	$10,661,667.62
11-21-2010	$9,652,635.20
02-21-2011	$8,622,952.05
05-21-2011	$7,572,213.20
08-21-2011	$6,499,995.33

LEASE SUPPLEMENT NO. 3

LEASE SUPPLEMENT NO. 3, dated August 21, 2001, between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee under a Trust Agreement dated as of August 21, 2001 (such Owner Trustee, in its capacity as such Owner Trustee, being herein called “Lessor”), and ABX AIR, INC. (“Lessee”).

The Lessor and the Lessee have heretofore entered into that certain Lease Agreement dated as of August 21, 2001, relating to three Boeing 767-200 aircraft (herein called the “Lease Agreement” and the defined terns therein being hereinafter used with the same meanings). The Lease Agreement provides for the execution and delivery of Lease Supplements for the purpose of leasing the Aircraft under the Lease Agreement as and when delivered by the Lessor to the Lessee in accordance with the terns thereof.

The Lease Agreement relates to the aircraft and engines described in Schedule I hereto, and a counterpart of this Lease Supplement is attached thereto and made a part thereof and the Lease, together with this attachment, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document.

NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

1. The Lessor hereby delivers and leases to the Lessee under the Lease Agreement, and the Lessee hereby accepts and leases from the Lessor under the Lease Agreement, the aircraft described in Schedule I hereto (the “Delivered Aircraft”).

2. The Delivery Date of the Delivered Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

3. The Basic Term for the Delivered Aircraft shall commence on the Delivery Date and continue through the date specified in Exhibit E to the Lease unless terminated earlier as provided in the Lease.

4. “Rent Payment Date” means. with respect to the Delivered Aircraft, November 21, 2001, and each February 21, May 21, August 21, and November 21 thereafter occurring during the Basic Term, and if applicable, the Renewal Term for such Aircraft.

5. The Lessee hereby confirms its agreement to pay to the Lessor Basic Rent for the Aircraft in accordance with the Lease Agreement, as supplemented by this Lease Supplement.

6. The Lessee hereby confirms to the Lessor that the Lessee has accepted the Delivered Aircraft for all purposes hereof and of the Lease Agreement as being airworthy, in accordance with specifications, in good working order and repair and without defect or inherent vice in title, condition, design, operation or fitness for use, and free and clear of all Liens except Lessor Liens; provided, however, that nothing contained herein or in the Lease Agreement shall in any way diminish or otherwise affect any right the Lessee or the Lessor may have with respect to the Aircraft against the Manufacturer, or any other Supplier or any subcontractor or supplier of the Manufacturer, or any other Supplier under any purchase agreement or otherwise.

7. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

8. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall, subject to the immediately succeeding sentence, be an original, but all such counterparts shall together constitute but one and the same instrument. To the extent, if any, that this Lease Supplement constitutes Chattel Paper (as the term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Finance Lessor on the signature page thereof.

9. THIS LEASE SUPPLEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Supplement to be duly executed as of the day and year first above written.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee, as Lessor

By:
Name: C. Scott Nielsen
Title: Vice President

ABX AIR, INC., as Lessee

By:
Name: Joe Hete
Title: President

IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Supplement to be duly executed as of the day and year first above written.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee, as Lessor

By:
Name:
Title:

ABX AIR, INC., as Lessee

By:
Name: Joe Hete
Title: President

Receipt of this original counterpart of the foregoing Lease Supplement No. 3 is hereby acknowledged on this              day of                             ,             .

MITSUI & CO., LTD.

By:
Name:
Title:

SCHEDULE I

TO LEASE SUPPLEMENT NO. 3

DESCRIPTION OF AIRFRAME AND ENGINES

AIRFRAME

Manufacturer	FAA Registration No.	Manufacturer’s Model	Manufacturer Serial No.
The Boeing Company	N786AX	767-200	23019

ENGINES

Manufacturer	Manufacturer’s Model	Manufacturer Serial No.
General Electric Company	CF6-80A	580166
General Electric Company	CF6-80A	580168

Each Engine is of 750 or more “rated take-off horsepower” or the equivalent of such horsepower.

SCHEDULE II

TO LEASE SUPPLEMENT NO. 3

Stipulated Loss Value Schedule6

Stipulated Loss Value Date	Stipulated Loss Value
11-21-2001	$23,467,917.31
02-21-2002	$23,425,766.30
02-21-2002	$23,373,343.76
08-21-2002	$23,310,442.45
11-21-2002	$23,559,653.11
02-21-2003	$23,797,957.89
05-21-2003	$24,025,136.82
08-21-2003	$24,240,965.50
11-21-2003	$24,223,864.94
02-21-2004	$24,194,951.77
05-21-2004	$24,153,987.83
08-21-2004	$24,100,730.19
11-21-2004	$23,876,823.95
02-21-2005	$23,640,123.47
05-21-2005	$23,390,370.91
08-21-2005	$23,127,303.30
11-21-2005	$22,737,718.55
02-21-2006	$22,334,276.85
05-21-2006	$21,916,699.09
08-21-2006	$21,484,700.57
11-21-2006	$21,037,990.87
02-21-2007	$20,576,273.78
05-21-2007	$20,099,247.12
08-21-2007	$19,606,602.69
11-21-2007	$19,098,026.11
02-21-2008	$18,573,196.68
05-21-2008	$18,031,787.30
08-21-2008	$17,473,464.31
11-21-2008	$16,756,720.25
02-21-2009	$16,022,375.09
05-21-2009	$15,270,074.70
08-21-2009	$14,499.457.89
11-21-2009	$13,568,989.10
02-21-2010	$12,619,459.64
05-21-2010	$11,650,486.15

6 Stipulated Loss Values are due in addition to any advance or arrears rent due on the same date.

Stipulated Loss Value Date	Stipulated Loss Value
08-21-2010	$10,661,667.62
11-21-2010	$9,652,635.20
02-21-2011	$8,622,952.05
05-21-2011	$7,572,213.20
08-21-2011	$6,499,995.33

4